                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                               CORVEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

July 6, 2001


Dear CorVel Stockholder:

We are pleased to invite you to our 2001 Annual Meeting which will be held at the offices of the Company, 2010 Main Street, Suite 1020, Irvine, California, on Thursday, August 2, 2001, at 1:00 p.m. Pacific Daylight Time. The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on election of directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

Several significant milestones reached in fiscal 2001 deserve special mention:

        - CorVel reported record revenues of $209.6 million for the fiscal year ended March 31, 2001, representing an increase of approximately 12% over the $186.8 million in revenues in fiscal 2000.

        - CorVel continued development of MedCheck , its medical reimbursement and PPO administration software, with the initiation of the processing of electronically submitted medical bills.

        - CorVel continued the development and implementation of CareMC (http://www.caremc.com), its business to business managed care website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete and mail the enclosed proxy card to ensure that your shares will be represented. A postage pre-paid envelope has been provided for your convenience.


We look forward to seeing you at our meeting.


                                       Sincerely,


                                       V. Gordon Clemons,
                                       Chairman of the Board, Chief Executive
                                       Officer and President

                               CORVEL CORPORATION
              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 2, 2001
              ----------------------------------------------------

To the Stockholders of CorVel Corporation:

Notice is hereby given that the 2001 Annual Meeting of Stockholders of CorVel Corporation, a Delaware corporation, will be held at the Company's offices, at 2010 Main Street, Suite 1020, Irvine, California, on Thursday, August 2, 2001, at 1:00 p.m. Pacific Daylight Time for the following purposes:

        1.      To elect five directors to serve until the 2002 Annual Meeting;

        2. To approve a series of amendments to the Company's Restated 1988 Executive Stock Option Plan (the "Option Plan") to: (i) clarify the group of employees who are eligible to participate in the Option Plan and (ii) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by 500,000 shares.

        3. To approve a series of amendments to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to: (i) modify the type of amendments to the Purchase Plan that require stockholder approval and (ii) extend the termination date of the Purchase Plan by ten years to September 30, 2011.

        4. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for fiscal year ending March 31, 2002; and

        5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on June 15, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be entitled to vote.

You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD in the enclosed, self-addressed, postage pre-paid envelope. It will assist us in keeping down the expenses of the Annual Meeting if all stockholders return their signed proxies promptly, whether they own a few shares or many shares.

A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COST TO THE COMPANY OF ADJOURNING THE ANNUAL MEETING UNTIL A LATER TIME AND RESOLICITING PROXIES.

YOUR VOTE IS IMPORTANT.

By order of the Board of Directors,
RICHARD J. SCHWEPPE
Secretary
Irvine, California
July 6, 2001

                               CORVEL CORPORATION
                             ----------------------

                                 PROXY STATEMENT
                           --------------------------

This Proxy Statement and the enclosed proxy card are furnished in connection with the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of CorVel Corporation (the "Company") which will be held at the Company's offices located at 2010 Main Street, Suite 1020, Irvine, California, on Thursday, August 2, 2001, at 1:00 p.m. Pacific Daylight Time. Stockholders of record at the close of business on June 15, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of that meeting.

On June 15, 2001, there were 7,422,492 shares of Common Stock, $.0001 par value per share (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on all matters brought before the Annual Meeting.

A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. The Company's inspector of elections for the Annual Meeting will count abstentions and so-called "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others) as present for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker non-votes are not counted for purposes of determining either the number of votes cast on any matter voted on by the stockholders or whether such matter has been approved.

If the enclosed proxy card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 and ratification of Proposal 4 described in the accompanying Notice and this Proxy Statement. In their discretion, the proxies named on the proxy card will be authorized to vote upon any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proxies are being solicited by the Company's Board of Directors (the "Board") and are revocable at any time prior to exercise. A proxy may be revoked by delivery of a written revocation or by presentation of another properly signed proxy card to the Secretary of the Company, or by attendance at the Annual Meeting and voting in person.

This Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 should be mailed on or about July 6, 2001 to stockholders of record on June 15, 2001.

The principal executive offices of the Company are located at 2010 Main Street, Suite 1020, Irvine, California 92614. The Company's telephone number is (949) 851-1473.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

A board of five directors is to be elected at the Annual Meeting. The Company's Certificate of Incorporation provides that each director will serve for a one year term ending on the date of the Company's next annual meeting or until their successors have been duly elected and qualified. Their term may be shorter if they resign, become disqualified or disabled, or are otherwise removed.

The enclosed proxy will be voted, unless you withhold that authority or you revoke the proxy, only for the election of each of the nominees for election named below. Each such nominee is currently serving as a director and has indicated his willingness to continue to serve as a director if elected. In the unanticipated event that any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board.

DIRECTORS AND NOMINEES

The names and certain information about the nominees for director are set forth below:

NAME                            AGE         POSITION
----                            ---         --------
V. Gordon Clemons               57          Chairman of the Board, Chief Executive Officer and President
Peter E. Flynn (1)              41          Director
Steven J. Hamerslag (1) (2)     45          Director
R. Judd Jessup (1) (2)          53          Director
Jeffrey J. Michael (2)          44          Director

----------

(1)     Member of the Audit Committee.

(2)     Member of the Compensation Committee.

Mr. Clemons joined the Company as President and Chief Executive Officer in January 1988 and became Chairman of the Board in April 1991. Mr. Clemons was President of Caremark, Inc., the then largest home intravenous therapy company in the United States, from May 1985 to September 1987, at which time the company was purchased by Baxter International, Inc. From 1981 to 1985, Mr. Clemons was President of INTRACORP, a subsidiary of CIGNA Corporation. Mr. Clemons has 25 years of experience in the health care and insurance industries. Mr. Clemons has served on the board of Omnicell Technologies, Inc., a provider of hospital supply and pharmaceutical systems, since December 1995.

Mr. Flynn has served as a director of the Company since May 1991. Mr. Flynn has been President of Americable, Inc. ("Americable"), a value-added manufacturer of fiber optic and copper solutions serving the telecommunications industry, since June 1997. Mr. Flynn served as the Executive Vice President and Secretary of ENStar, Inc. ("ENStar"), a holding company owning businesses engaged in voice and data connectivity and networking products and services, from February 1997 until December 1999, when ENStar merged with Americable, formerly a wholly-owned subsidiary of ENStar, and then Americable, as the survivor, changed its name to Corstar Holdings, Inc. In connection with certain transactions (collectively the "Reorganization") consummated in January 1997 pursuant to a reorganization agreement, North Star Universal, Inc. ("North Star"), transferred to ENStar certain of its assets including its shares of the Company. Pursuant to the Reorganization, ENStar ceased to be a subsidiary of North Star and became a publicly traded company. From December 1990 to February 1997, Mr. Flynn was Executive Vice President, Chief Financial Officer and Secretary of North Star. From April 1989 to December 1990, Mr. Flynn was the Treasurer of North Star.

Mr. Hamerslag has served as a director of the Company since May 1991. Mr. Hamerslag served as the President & Chief Executive Officer of J2Global Communications from June 1999 until December 2000. Mr. Hamerslag served as the Vice-Chairman of MTI Technology Corporation ("MTI"), a manufacturer of computer peripherals and network management software, from April 1996 to May 1998. Mr. Hamerslag was also the President and Chief Executive Officer of MTI from 1987 to April 1996.

Mr. Jessup has served as a director of the Company since August 1997. Mr. Jessup has been Chairman of Coast to Coast Wireless, a cellular phone business, since 1998. Mr. Jessup was President of the HMO Division of FHP International Corporation ("FHP"), a diversified health care services company, from 1994 to 1996. From 1987 to 1994, Mr. Jessup was President of TakeCare, Inc., a publicly traded HMO operating in California, Colorado, Illinois and Ohio, until it was acquired by FHP. Mr. Jessup has 28 years of experience in the health care and managed care industries. Mr. Jessup has been a director of ADESSO Specialty Services, Inc., a specialist network management company, from April 1998 until April 2001, and eBioCare.com (formerly Millennium Health, Inc.), a disease management company, from May 1998 until April 2001. Mr. Jessup is also a director of Pacific Dental Benefits, a dental HMO, since November 1997, a director of US Laboratories, a pathology delivery company, since May 1998, and a director of NovaMed Eyecare Services since August 1998.

Mr. Michael has served as a director of the Company since September 1990. Mr. Michael has been the President, Chief Executive Officer and a director of Corstar Holdings, Inc. (formerly ENStar) since March 1996. Mr. Michael was an initial director and officer (serving as President and Secretary) of ENStar at the time it was organized by North Star in December 1995. Prior to the Reorganization, Mr. Michael served as President and Chief Executive Officer of North Star from December 1990 until February 1997 and a director of North Star from May 1987 until February 1997. From April 1989 to December 1990 Mr. Michael was the Vice President-Finance of North Star. Mr. Michael has been a director of Michael Foods, Inc., a food processing and distribution company formerly affiliated with North Star, since April 1990, and a director of Michael-Curry Companies, Inc. from January 1993 until December 1998. Mr. Michael served as a director of Centuple Communications, Inc., a communications company, from August 1997 until August 2000.

BOARD MEETINGS AND COMMITTEES

During fiscal 2001, the Board held four meetings. Each of the present directors standing for re-election at the Annual Meeting attended at least 75% of the meetings of the Board and the committees of the Board of which they are members.

The committees of the Board include the Audit Committee and the Compensation Committee. The Board does not have a nominating committee. Although there are no formal procedures for stockholders to nominate persons for election as directors, the Board will consider nominations from stockholders, which should be addressed to Richard Schweppe, Secretary of the Company, at the Company's address set forth above.

The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing the Company's accounting practices and systems of internal accounting controls. The Audit Committee currently consists of Messrs. Flynn, Hamerslag, and Jessup. The Audit Committee met once during fiscal 2001. The Board of Directors has adopted and approved a written charter for its Audit Committee, a copy of which is attached hereto as Appendix A. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

The Compensation Committee is responsible for recommending and reviewing the compensation, including perquisites, of the Company's employees and for administering the CorVel Corporation 1991 Employee Stock Purchase Plan (the "Purchase Plan") and the CorVel Corporation Restated 1988 Executive Stock Option Plan, as amended (the "Option Plan"). The Compensation Committee consists of Messrs. Hamerslag, Jessup, and Michael. The Compensation Committee met four times during fiscal 2001.

COMPENSATION OF DIRECTORS

The Company pays each non-employee director an amount equal to $2,000 plus travel expenses for each Board meeting attended. The directors do not receive fees for committee or telephonic meetings.

When an individual who has not previously been in the employ of the Company first becomes a non-employee member of the Board, he or she will receive an automatic option grant for 10,000 shares of Common Stock under the Option Plan. In addition, on the date of each annual stockholders meeting, each non-employee director who has served as a non-employee Board member for at least six months, whether or not such individual has been in the prior employ of the Company, will be granted an option to purchase 3,000 shares of Common Stock.

Accordingly, as a non-employee director who was re-elected at the 2000 Annual Meeting each of Messrs. Flynn, Hamerslag, Jessup and Michael received an option to purchase 3,000 shares of Common Stock on August 3, 2000 (the date of the 2000 Annual Meeting), with an exercise price of $27.50, the fair market value of the Common Stock on such date. In addition, each of Messrs. Flynn, Hamerslag, Jessup, and Michael, will be granted an option to purchase an additional 3,000 shares of Common Stock on August 2, 2001 (the date of the Annual Meeting) at an exercise price equal to the fair market value of the Common Stock on such date, provided such director is re-elected at the Annual Meeting.

Please see the description of the Automatic Option Grant Program under Proposal Two for the other terms of these grants.

STOCKHOLDER APPROVAL

Directors are elected by a plurality of the votes present or represented at the Annual Meeting. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected directors of the Company.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE OR HIS SUBSTITUTE AS DESCRIBED ABOVE.

                                   PROPOSAL 2

             AMENDMENTS TO RESTATED 1988 EXECUTIVE STOCK OPTION PLAN

The stockholders are being asked to approve a series of amendments to the Option Plan that will effect the following changes: (i) clarify the group of employees who are eligible to participate in the Option Plan, and (ii) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by 500,000 shares.

The Board of Directors believes it necessary to increase the number of shares available for issuance under the Option Plan in order to allow the Company to continue to use equity incentives to attract and retain the services of key individuals essential to the Company's long-term success.

The Option Plan was adopted by the Board on August 1, 1988 and approved by the Company's sole stockholder on the same date. It has been amended and restated on several occasions. The amendments to the Option Plan for which stockholder approval is sought under this Proposal were adopted by the Board on May 10, 2001.

The following is a summary of the principal features of the Option Plan, including the amendments which will become effective upon stockholder approval of this Proposal. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder who wished to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices in Irvine, California.

STRUCTURE OF THE OPTION PLAN

The Option Plan is divided into two separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued to employees (including officers and directors), consultants, independent contractors and the non-employee members of the boards of directors of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, non-employee Board members will receive automatic option grants.

The Discretionary Option Grant Program is administered by the Compensation Committee. The Compensation Committee has complete discretion (subject to the provisions of the Option Plan) to authorize option grants and determine the terms of these options under the Option Plan. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances to individuals other than executive officers and non-employee Board members.

Administration of the Automatic Option Grant Program is self-executing in accordance with the terms of the Option Plan. The Compensation Committee has no discretionary authority with respect to that program.

SHARES SUBJECT TO OPTION PLAN

Assuming stockholder approval of this Proposal 2 is obtained, the total number of shares of Common Stock issuable over the term of the Option Plan may not exceed 3,970,000 shares. Such shares will be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company. As of June 1, 2001, 747,951 shares of Common Stock were subject to outstanding options under the Option Plan, 2,425,570 shares had been issued under the Option Plan, and 296,479 shares remained available for future issuance.

In no event may any one individual participating in the Option Plan be granted stock options and/or separately-exercisable stock appreciation rights for more than 1,600,000 shares of Common Stock in the aggregate over the term of the Option Plan. For purposes of such limitation, any stock options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account.

Shares subject to any outstanding options under the Option Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the Option Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the Option Plan will be added back to the number of shares reserved for issuance under the Option Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights that were exercised under the Option Plan will not be available for reissuance.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the class and number of securities issuable (in the aggregate and to each participant) under the Option Plan and to each outstanding option.

ELIGIBILITY

Officers, employees, consultants, independent advisors and board members in the service of the Company or any parent or subsidiary corporation are eligible to participate in the Discretionary Option Grant Program. Only non-employee Board members are eligible to participate in the Automatic Option Grant Program.

As of June 1, 2001, approximately 250 employees (including two executives officers and four non-employee Board members) were eligible to participate in the Discretionary Option Grant Program. Four non-employee Board members are eligible to participate in the Automatic Option Grant Program.

VALUATION

For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date, as quoted on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be used as its fair market value. The closing selling price of the Common Stock on May 31, 2001 was $35.80 per share.

DISCRETIONARY OPTION GRANT PROGRAM

The Compensation Committee has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. In addition, the Compensation Committee will determine whether options granted under the Discretionary Option Grant Program are supposed to be incentive stock options under the federal tax laws or non-statutory options. However, only employees of the Company are eligible to receive incentive stock options.

PRICE AND EXERCISABILITY

The exercise price per share for options issued under the Discretionary Option Grant Program may not be less than 85% of the fair market value of the Common Stock on the grant date, and no option may be outstanding for more than ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option for the number of shares which were vested at the time service terminated. The Compensation Committee will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's cessation of service.

ACCELERATION OF OPTIONS

In the event of an acquisition of the Company by merger or asset sale ("Corporate Transaction"), each option outstanding under the Discretionary Option Grant Program at the time will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent: (i) such option is either to be assumed by the successor corporation or its parent or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or its parent, (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the difference between the exercise price and the fair market value of the Common Stock at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (iii) acceleration of such option is subject to other limitations imposed by the Compensation Committee at the time of grant. Upon the consummation of any Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be outstanding.

The Compensation Committee will have the discretion to provide for the automatic acceleration of one or more assumed or replaced options which are not otherwise accelerated in connection with the Corporate Transaction, or to provide for automatic vesting of the optionee's interest in any cash incentive program implemented in replacement of his or her options under the Discretionary Option Grant Program, should the optionee's employment with the successor entity terminate within a designated period following the Corporate Transaction.

The acceleration of options in the event of a Corporate Transaction may be seen as an anti-take-over provision and may have the effect of discouraging a merger proposal, a take-over attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

At the Compensation Committee's discretion, options granted under the Discretionary Option Grant Program may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance: (i) tandem rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for a cash distribution and (ii) limited rights which are automatically exercised upon the occurrence of a hostile take-over of the Company.

Tandem stock appreciation rights provide the holders with the right to surrender their option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Compensation Committee's discretion, be made in shares of Common Stock valued at fair market value on the date of surrender, in cash or in a combination of cash and Common Stock.

One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Compensation Committee's discretion, be granted a limited stock appreciation right as part of any stock option grant made to such officers. Any option with such a limited stock appreciation right will automatically be canceled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares. In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the take-over price per share over (ii) the aggregate exercise price payable for such shares.

Outstanding options granted to executive officers under the Option Plan prior to June 15, 1992 provide such individuals with a different form of limited stock appreciation right in the event of a hostile take-over of the

Company. Under this latter right, if the optionee is an officer of the Company at the time of such a hostile take-over, such optionee will have a thirty-day period in which to surrender the underlying option in return for a cash distribution from the Company equal to the excess for the take-over price of the shares subject to the surrendered option over the exercise price payable for such shares.

SPECIAL TAX WITHHOLDING ELECTION

The Compensation Committee may provide employees who hold options or unvested share issuances with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Compensation Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

CANCELLATION AND NEW GRANT OF OPTIONS

The Compensation Committee has the authority to effect, with the consent of the affected optionees, the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but having an exercise price per share not less than 85% of the fair market value per share of Common Stock on the new grant date, in the case of a grant of a non-statutory option and 100% of such fair market value in the case of the grant of an Incentive Option. It is anticipated that the exercise price in effect under the new grant will in all instances be less than the exercise price in effect under the terminated option.

AUTOMATIC OPTION GRANT PROGRAM

Under the Automatic Option Grant Program, when an individual who has not been in the prior employ of the Company first becomes a non-employee Board member, whether through election by the Company's stockholders or appointment by the Board, he or she will receive an automatic option grant for 10,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting, each individual who has served as a non-employee Board member for at least six months prior to the date of such stockholder meeting, whether or not he or she has been in the prior employ of the Company, will automatically be granted a stock option to purchase 3,000 shares of Common Stock. There will be no limit on the number of such 3,000-share options any one non-employee Board member may receive over his or her period of Board service.

Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value of the option shares on the automatic grant date and maximum term of ten years measured from the grant date. Each automatic grant will become exercisable in a series of four equal and successive annual installments over the optionee's period of Board service, with the first such installment to become exercisable twelve months after the grant date.

The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability and upon certain changes in control of the Company. In addition, upon the successful completion of a hostile take-over of the Company, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such shares.

FINANCIAL ASSISTANCE

The Compensation Committee may assist any optionee in the exercise of outstanding options under the Option Plan by (a) authorizing a full-recourse interest bearing loan from the Company, (b) permitting the optionee to pay the exercise price in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms and conditions of any such loan or installment payment will be established by the Compensation Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.

AMENDMENT AND TERMINATION OF THE OPTION PLAN

The Board may amend or modify the Option Plan, subject to any required stockholder approval. The Board may terminate the Option Plan at any time, but the Option Plan will in all events terminate on June 30, 2006 or (if earlier) on the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

OPTIONS GRANTED

The table below shows, as to the Named Executive Officers (as defined under "Summary of Cash and Certain Other Compensation") and the other indicated persons and groups, the number of shares of Common Stock subject to options granted under the Option Plan during the period from April 1, 2000 to June 1, 2001, together with the weighted average exercise price per share.


                                                                                                NUMBER OF
                                                                                              OPTION SHARES       WEIGHTED
                                                                                                 GRANTED           AVERAGE
NAME AND POSITION                                                                             4/1/00-6/1/01    EXERCISE PRICE
-----------------                                                                             -------------    --------------
V. Gordon Clemons ...................................................................                -0-            $ 0.00
        Chairman of the Board, Chief Executive Officer & President
Daniel H. Davis .....................................................................                -0-            $ 0.00
        formerly V.P. Marketing and Business Development
Richard Schweppe ....................................................................              6,200            $28.97
        Chief Financial Officer
Louis E. Silverman ..................................................................              5,000            $26.75
        formerly Chief Operations Officer
Peter E. Flynn ......................................................................              3,000            $27.50
        Nominee for Election as Director
Steven J. Hamerslag .................................................................              3,000            $27.50
        Nominee for Election as Director
R. Judd Jessup ......................................................................              3,000            $27.50
        Nominee for Election as Director
Jeffrey J. Michael ..................................................................              3,000            $27.50
        Nominee for Election as Director
All current executive officers as a group (2 persons) ...............................              6,200            $28.97
All current directors (other than executive officers) as a group (4 persons) ........             12,000            $27.50
All other employees, including current officers who are not
executive officers, as a group (121 persons) ........................................            213,500            $21.31


NEW PLAN BENEFITS

No options will be granted prior to the Annual Meeting on the basis of the 500,000-share increase to the Option Plan. However, on the date of the Annual Meeting each of Messrs. Flynn, Hamerslag, Jessup and Michael, if re-elected at the Annual Meeting, will receive an additional grant of 3,000 shares of Common Stock under the Automatic Option Grant Program at an exercise price equal to the fair market value on such date.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants. Options granted under the Option Plan may be either Incentive Options which satisfy the requirement of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options which do not satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the purchased shares at the time of exercise and the exercise price is generally included as alternative minimum taxable income for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of in a taxable transaction.

For Federal tax purposes, dispositions are divided into two categories: (A) qualifying and (B) disqualifying. The optionee will make a qualifying disposition if the sale or other dispositions of such shares is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If the optionee fails to satisfy both of these two holding periods prior to the sale of other disposition of the purchase shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the difference between (A) the amount realized upon the sale or other disposition and (B) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then an amount equal to the difference between (A) the fair market value of those shares on the date of exercise or sale (whichever is less) and (B) the exercise price paid will be taxable as ordinary income. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income the optionee recognized. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. In general, the optionee will recognize ordinary income in the year in which the option is exercised in an amount equal to the difference between (A) the fair market value of the purchased shares on the date of exercise and (B) the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of employment or service prior to vesting, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between (1) the fair market value of the shares on the date the Company's repurchase right lapses and (2) the exercise price paid for the shares. The optionee may, however elect under Code
Section 83(b) to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the difference between (i) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS. No taxable income is recognized upon receipt of a stock appreciation right. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for its taxable year in which the ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the one million dollar limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m). For a further explanation of Code Section 162(m), see "Compensation Committee Report -- Compliance with Internal Revenue Code Section 162(m)."

ACCOUNTING TREATMENT

Option grants or stock issuances to employees and non-employee directors with exercise or issue prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company will be required to disclose in the notes to the Company's financial statements the fair value of options granted under the Option Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

Option grants made to consultants and independent advisors (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000.

STOCKHOLDER APPROVAL

The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the Option Plan. Should such stockholder approval not be obtained, then the 500,000-share increase to the share reserve will not be implemented, and no additional options will be granted on the basis of such share increase. The Option Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the Option Plan until all the shares of Common Stock available for issuance under the Option Plan, as in effect prior to the amendments which are the subject of this Proposal, have been issued pursuant to such option grants and direct stock issuances.

THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENTS TO THE OPTION PLAN ARE NECESSARY IN ORDER TO ASSURE THAT THE COMPANY WILL CONTINUE TO HAVE A SUFFICIENT SHARE RESERVE FOR AN EXTENDED PERIOD OF TIME TO CONTINUE TO PROVIDE EQUITY INCENTIVES TO ATTRACT AND RETAIN THE SERVICES OF EMPLOYEES, CONSULTANTS AND NON-EMPLOYEE BOARD MEMBERS.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE OPTION PLAN.

                                   PROPOSAL 3

                 AMENDMENTS TO 1991 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

The stockholders are also being asked to vote on a series of amendments to the Purchase Plan to: (i) modify the type of amendments to the Purchase Plan that require stockholder approval, and (ii) to extend the termination date of the Plan by ten years, to September 30, 2011, in order to assure that the Purchase Plan will continue to provide employees with an opportunity to acquire an equity interest in the Company.

The Purchase Plan became effective on October 1, 1991. It has been amended and restated on several occasions. The amendments to the Purchase Plan for which stockholder approval is sought under this Proposal were approved by the Board on May 10, 2001.

The following is a summary of the terms and provisions of the Purchase Plan, including the amendments which will become effective upon stockholder approval of this Proposal. This summary, however, does not purport to be a complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Corporate Secretary at the Company's executive offices in Irvine, California.

PURPOSE

The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to acquire a proprietary interest in the Company through participation in a plan intended to qualify for the favorable tax benefits afforded employee stock purchase plans under Code
Section 423.

ADMINISTRATION

The Purchase Plan is administered by the Compensation Committee. The Compensation Committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in the administration of the Purchase Plan will be paid by the Company without charge to participants.

SHARES SUBJECT TO THE PURCHASE PLAN

The maximum number of shares that may be issued over the term of the Purchase Plan is 500,000 shares. The Common Stock purchasable under the Purchase Plan may be either shares newly-issued by the Company or shares reacquired by the Company, including shares purchased on the open market. As of June 1, 2001, 368,622 shares of Common Stock have been issued under the Purchase Plan and 131,378 shares were available for issuance.

In the event any change is made to the Common Stock (whether by reason of recapitalization, stock dividend, stock split, combination of share, or other similar change in corporate structure effected without receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of shares issuable over the term of the Purchase Plan, (ii) the class and maximum number of shares purchasable per participant under any outstanding purchase right and (iii) the class and number of shares purchasable and the price per outstanding purchase right.

ELIGIBILITY AND PARTICIPATION

Any individual who is customarily employed by the Company or a participating subsidiary for more than 20 hours per week and more than five months per calendar year will be eligible to participate in the Purchase Plan. However, employees of the Company who are deemed to be "Highly Compensated Employees" under Code Section 414(q) will not be eligible to participate in the Purchase Plan for one or more purchase periods if, on the first day of any such purchase period, they hold unvested options under the Option Plan to purchase more than 30,000 shares of Common Stock. An individual who is eligible to participate in the Purchase Plan on the first day of a purchase period may join at that time.

As of June 1, 2001, approximately 2,600 employees, including one executive officer, were eligible to participate in the Purchase Plan.

PURCHASE PERIODS

Each purchase period under the Purchase Plan will be six calendar months long. Purchase periods begin on April 1st and October 1st each year. Each participant has a separate purchase right for each purchase period in which he or she participates. The purchase right is granted on the first business day of the purchase period and will be automatically exercised on the last business day of the purchase period.

PURCHASE PRICE

The purchase price of the Common Stock acquired at the end of each purchase period is equal to the lesser of (i) 85% of the fair market value per share of Common Stock on the date on which such purchase right is granted or (ii) 85% of the fair market value per share of Common Stock on the date on which the purchase right is exercised.

The fair market value of the Common Stock on any relevant date will be the closing selling price per share on such date as reported on the Nasdaq National Market and published in The Wall Street Journal. The closing selling price per share of Common Stock on the Nasdaq National Market on May 31, 2001 was $35.80 per share.

PURCHASE RIGHTS; STOCK PURCHASES

Each participant may authorize periodic payroll deductions in any multiple of $10.00, up to a dollar maximum not in excess of 20% of his or her base pay each purchase period to be applied toward the purchase of shares of Common Stock under the Purchase Plan. Base pay includes the participant's regular salary or wages, plus the commissions received during the purchase period, plus any pre-tax contributions made by such individual to the Company's Section 401(k) Plan, but excludes overtime, bonuses and other incentive-type payments.

On the last business day of each purchase period, the payroll deductions of each participant are automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for that purchase period. Any amount remaining in the Participant's account after purchasing whole shares shall be refunded to the participant at the end of each purchase period.

SPECIAL LIMITATIONS

The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

- Purchase rights may not be granted to any individual who would, immediately after the grant, own stock (including stock purchasable under any outstanding purchase rights) or hold outstanding options or other rights possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary.

- No participants may purchase more than 1,000 shares of Common Stock during any one purchase period.

- Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

TERMINATION OF PURCHASE RIGHTS

The purchase right of a participant will terminate if the participant ceases to be eligible to participate. Any payroll deductions which the participant may have made with respect to the terminated purchase right will be refunded. If the participant withdraws from the Purchase Plan or ceases active employment during the purchase period by reason of disability, death or leave of absence, the participant (or the personal representative of his estate) will be refunded any payroll deductions already made in that purchase period or may have the right to elect to have such payroll deductions applied to the purchase of Common Stock at the end of that purchase period.

STOCKHOLDER RIGHTS

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

No purchase right will be assignable or transferable by the participant, except by will or by the laws of descent and distribution, and the purchase rights will be exercisable only by the participant.

MERGER OR LIQUIDATION OF COMPANY

In event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization (other than a reorganization effected primarily to change the state in which the Company is incorporated) or in the event the Company is liquidated, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such sale, merger, reorganization or liquidation, by applying all payroll deductions previously collected from participants during the purchase period of such transaction toward the purchase of whole shares of Common Stock (subject to the Special Limitations discussed above).

AMENDMENT AND TERMINATION

The Board may from time to time alter, amend, suspend or discontinue the provisions of the Purchase Plan provided such changes are effective following the close of a purchase period. Currently, the Board may not, without stockholder approval, (1) materially increase the number of shares issuable under the Purchase Plan, or the maximum number of shares which any participant may purchase during a single purchase period except in connection with certain changes in the Company's capital structure, (2) alter the purchase price formula so as to reduce the purchase price, (3) materially increase the benefits accruing to participants or (4) materially modify the requirements for eligibility to participate in the Purchase Plan. Assuming stockholder approval of this Proposal is obtained, the Board will not be able to amend the Purchase Plan to increase the number of shares issuable under the Purchase Plan or modify the requirements for eligibility to participate in the Plan without first obtaining the approval of the Company's stockholders.

The Purchase Plan will terminate upon the earliest of (a) September 30, 2011, assuming this Proposal is approved by the Company's stockholders at the Annual Meeting, or September 30, 2001, if such approval is not obtained, (b) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights, (c) the date on which all purchase rights are exercised in connection with change in control, or (d) termination by the Board.

FEDERAL TAX CONSEQUENCES

The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Code Section 423. Under a plan which so qualifies, no taxable income will be reportable by the participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued under such a plan. The participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of in a taxable transaction.

The participant's Federal income tax liability will depend on whether he or she makes a "qualifying" or "disqualifying" disposition of the purchased shares.

A sale or other disposition of the purchased shares will be a "disqualifying" disposition if made within two years after the start of the purchase period in which such shares were acquired or within one year of purchase. The participant will realize ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price. Any additional gain recognized upon the disposition of shares will be a capital gain, which will be long-term if the shares have been held for more than one year following the purchase date. The Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income.

The participant will generally realize ordinary income in the year of the qualifying disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price or (2) 15% of the fair market value of the shares on the date the purchase right is granted. Any additional gain will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

ACCOUNTING TREATMENT

Under present accounting principles, the issuance of Common Stock under the Purchase Plan will not result in any charge to the Company's earnings. However, the Company must disclose in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have on the Company's reported earnings were the value of those purchase rights treated as a compensation expense.

PLAN BENEFITS

Richard Schweppe is the only Named Executive Officer who purchased shares of Common Stock under the Purchase Plan during the period from April 1, 2000 to March 30, 2001 (the most recent purchase date). During that time period, he purchased 714 shares of Common Stock at an average weighted purchase price of $22.84. During the same time period, all employees as a group (126 persons) purchased 30,072 shares of Common Stock under the Purchase Plan with an average weighted purchase price of $22.84.

STOCKHOLDER APPROVAL

The affirmative vote of a majority of the holders of the Company's voting stock represented and voting at the Annual Meeting is required for approval of the amendment to the Purchase Plan. If such approval is not obtained, then the term extension to the Purchase Plan will not become effective, and the Purchase Plan will terminate on September 30, 2001.

THE PURCHASE PLAN PROVIDES EMPLOYEES WITH A MEANINGFUL INCENTIVE TO REMAIN WITH THE COMPANY AND AN INCENTIVE TO CONTRIBUTE TO THE GROWTH AND LONG-TERM SUCCESS OF THE COMPANY BY OFFERING THEM AN OPPORTUNITY TO ACQUIRE A PROPRIETARY INTEREST IN THE COMPANY.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE PURCHASE PLAN.

                                   PROPOSAL 4

                     RATIFICATION OF APPOINTMENT OF AUDITORS

The accounting firm of Ernst & Young LLP served as the independent auditors for the Company during much of fiscal year 2001. On March 29, 2001, upon the recommendation of the Audit Committee and with the approval of the Board, the Company dismissed Ernst & Young LLP as the Company's independent auditors. The reports of Ernst & Young on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. In connection with the audits performed by Ernst & Young LLP of the Company's financial statements for each of the two fiscal years ended March 31, 2000 and 1999, and in the subsequent interim period through March 29, 2001, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

On March 29, 2001, upon the recommendation of the Audit Committee and with the approval of the Board, the Company selected Grant Thornton LLP as independent auditors for the year ended March 31, 2001. The Board has directed that the selection of the auditors be submitted for ratification by the stockholders at the Annual Meeting. Neither Grant Thornton LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditors. During the two most recent fiscal years and the subsequent interim period through March 29, 2001, neither the Company nor anyone on behalf of the Company consulted Grant Thornton LLP regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

AUDIT FEES. Audit fees billed by Grant Thornton LLP for services rendered to the Company in the audit of annual financial statements for the 2001 fiscal year were approximately $75,000.

OTHER FEES. The Company did not engage Grant Thornton LLP for any non-audit professional services for the most recent fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. The Company did not engage Grant Thornton LLP to provide advice regarding financial information systems design and implementation during the 2001 fiscal year.

The Audit Committee has determined that the provision of the above services, other than the audit services, by Grant Thornton LLP was compatible with their maintenance of accountant independence.

The representatives of Grant Thornton LLP will attend the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions posed by stockholders.

The affirmative vote of a majority of the shares of the Common Stock represented and voted at the Annual Meeting is required for ratification of the appointment of Grant Thornton LLP as the Company's independent auditors. Stockholder ratification of the appointment of Grant Thornton LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote thereat, the Audit Committee and the Board will reconsider whether to retain that firm as the Company's independent auditors. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders.


THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.


                                 OTHER MATTERS

Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to the Company as of May 31, 2001 with respect to beneficial ownership of Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director and/or nominee for director, (iii) the Named Executive Officers, and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers and principal stockholders, and Schedule 13Gs filed with the Securities and Exchange Commission. Except as otherwise noted, the persons named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

 NAME AND ADDRESS OF                                      AMOUNT OF COMMON                PERCENTAGE OF COMMON
 BENEFICIAL OWNER                                     STOCK BENEFICIALLY OWNED         STOCK BENEFICIALLY OWNED (1)
 -------------------                                  ------------------------         ----------------------------
 CORSTAR HOLDINGS, INC.                                      1,987,592(2)                           26.7%
    JEFFREY J. MICHAEL
    10851 Louisiana Avenue South
    Bloomington, MN 55438

 V. GORDON CLEMONS                                             765,119(3)                           10.3%
    2010 Main Street, Suite 1020
    Irvine, CA  92614

 FMR CORPORATION                                               796,540(4)                           10.7%
    82 Devonshire Street
    Boston, MA  02109

 KESTREL INVESTMENT MANAGEMENT CORP.                           523,100(5)                            7.0%
    Abbott J. Keller, Daniel J. Steinman
    411 Borel Avenue, Suite 403
    San Mateo, CA  94402

 WELLINGTON MANAGEMENT COMPANY, LLP                            391,900(6)                            5.3%
   75 State Street
   Boston, MA 02109

 WASATCH ADVISORS, INC.                                        371,600(7)                            4.9%
    150 Social Hall Avenue
    Salt Lake City, UT 84111

 DANIEL H. DAVIS                                                51,813(8)                               *

 R. JUDD JESSUP                                                 49,750(9)                               *

 RICHARD SCHWEPPE                                              34,351(10)                               *

 STEVEN J. HAMERSLAG                                           33,500(11)                               *

 PETER E. FLYNN                                                31,100(12)                               *

 All executive officers and directors as
 a group (6 individuals)                                      986,725(13)                           13.3%

----------
*       Less than 1%

(1) Applicable percentage ownership is based on 7,445,828 shares of Common Stock outstanding as of May 31, 2001, which excludes a total of 2,869,940 shares repurchased by the Company in accordance with the Stock Repurchase Program described below under the caption "Certain Transactions" and held by the Company in its treasury. Any securities not outstanding but which are subject to options exercisable within 60 days of May 31, 2001, are deemed outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(2) Includes 1,950,000 shares owned by Corstar, 21,092 shares owned directly by Mr. Michael, a director of Corstar and the Company, and 16,500 shares subject to options held by Mr. Michael that are exercisable within 60 days of May 31, 2001. Mr. Michael is the President and Chief Executive Officer of Corstar. In addition, Mr. Michael is the trustee of the Michael Family Grantor Trust (formerly Michael Acquisition Corporation Trust), which is the sole shareholder of Corstar. Based on the foregoing, Mr. Michael may be deemed to share beneficial ownership of the shares of Common Stock held by Corstar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein.

(3) Includes 763,069 shares owned by Mr. Clemons directly and 2,050 shares owned indirectly by Mr. Clemons as custodian for his child who shares the same primary residence.

(4) According to the Schedule 13G of Fidelity Management & Research Company ("Fidelity") dated February 14, 2001, Fidelity is a wholly-owned subsidiary of FMR Corp. and is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940. Edward C. Johnson, FMR Corp., through its control of Fidelity, and the funds each have sole power to dispose the shares, while power to vote the shares resides in the Fund's Board of Trustees.

(5) According to the Schedule 13G of Kestrel Investment Management Corporation ("Kestrel") dated February 14, 2001, Abbott J. Keller and David J. Steinman are the sole shareholders of Kestrel, which is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940 with sole investment power with respect to the shares.

(6) According to Schedule 13G of Wellington Management Company ("Wellington") dated February 14, 2001, Wellington is an Investment Advisor registered under Rule 13d-1(b)(1)(ii)(E), and shares investment power, along with its clients, with respect to the shares.

(7) According to the Schedule 13G of Wasatch Advisors, Inc. ("Wasatch") dated February 14, 2001, Wasatch is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1940, with sole investment power with respect to the shares.

(8) Includes 50,000 shares owned directly by Mr. Davis and 1,813 shares subject to options that are exercisable within 60 days of May 31, 2001.

(9) Includes 40,000 shares owned directly by Mr. Jessup and 9,750 shares subject to options that are exercisable within 60 days of May 31, 2001.

(10) Includes 11,523 shares owned directly by Mr. Schweppe and 22,828 shares subject to options that are exercisable within 60 days of May 31, 2001.

(11) Includes 17,000 shares owned directly by Mr. Hamerslag and 16,500 shares subject to options that are exercisable within 60 days of May 31, 2001.

(12) Includes 14,000 shares owned directly by Mr. Flynn, 600 shares owned indirectly by Mr. Flynn as custodian for his children, and 16,500 shares subject to options that are exercisable within 60 days of May 31, 2001.

(13) Includes 986,725 shares owned directly or indirectly and 83,891 shares subject to options exercisable within 60 days of May 31, 2001 held by those officers and directors referenced above in footnotes 2, 3, 8, 9, 10, 11 and 12.

                        EXECUTIVE OFFICERS OF THE COMPANY

NAME                          AGE           POSITION
----                          ---           --------
V. Gordon Clemons             57            Chairman of the Board, Chief Executive Officer and President
Richard J. Schweppe           46            Chief Financial Officer and Secretary

Information regarding Mr. Clemons is included under the heading "Directors and Nominees."

Mr. Schweppe has been the Chief Financial Officer since April 1991 and Secretary since June 1995. From March 1988 to April 1991, Mr. Schweppe was the Director of Finance for the Company. From May 1983 to February 1988, Mr. Schweppe was the Manager, Technical Accounting for Caremark, Inc.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 2001, all reporting requirements applicable to its officers, directors and greater than 10% beneficial owners were met in a timely manner, with the exception of one delinquent report filed for Mr. Hamerslag reflecting an additional 2,000 shares purchased by him.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Michael is a member of the Compensation Committee and is the President and Chief Executive Officer of Corstar, a beneficial owner of more than 10% of the outstanding Common Stock. No member of the Compensation Committee is a former or current officer of the Company.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officer serving as a member of the Board of the Compensation Committee.

                         COMPENSATION COMMITTEE REPORT*

The Compensation Committee administers the Company's executive compensation programs. After consideration of the Compensation Committee's recommendations, the full Board reviews and approves the salaries of all elected officers, including those of the Named Executive Officers. The Compensation Committee is responsible for administering all other elements of executive compensation, including annual incentive awards and stock option grants under the Option Plan.

GENERAL COMPENSATION GOALS

The design and implementation of all executive compensation arrangements are based on certain goals derived from Company values, business strategy and management requirements. These goals may be summarized as follows:

- Pay competitive salaries to attract, retain and motivate a highly competent executive team essential to the long-term success of the Company;

- Tie an individual's total compensation to individual and profit center performance and the financial success of the Company;

- Reward executives for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company; and

-       Align executives' financial interests with stockholder value.

FACTORS

Several of the more important factors, which were considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year are summarized below. Additional factors were also taken into account, and the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years. All compensation decisions will be designed to further the general compensation goals indicated above.

BASE SALARIES

Base salaries are targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions with other companies in the same industry. The base salary for each executive officer is reviewed annually and is set on the basis of personal performance, the relative importance of the functions the officer performs, the scope of the officer's ongoing responsibilities, the salary levels in effect for comparable positions with the Company's principal competitors, and internal equity considerations. The weight given to each of these factors varies from individual to individual.

ANNUAL INCENTIVE AWARDS

Although the Company has a March 31 fiscal year end, it has calendar year budgets and annual incentive plans which are based on the calendar year. Incentive awards to the Chief Executive Officer and the other Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table, which follows this report. Annual bonuses are designed to reward personal contributions to the success of the Company and are earned under a structured formula that considers the following factors:

Company Profit Center Financial Performance

Each profit center of the Company submits a proposed annual operating budget including annual profit goals for review of and approval by the Chief Executive Officer of the Company in conjunction with ratification by the Compensation Committee. At the end of the calendar year, the Compensation Committee evaluates actual financial performance against these targets and actual revenue growth. The resulting performance evaluation dictates whether an increase or decrease in an executive's "normal" incentive compensation award is granted. For executive officers with operations responsibilities, the annual incentive award can range from zero to 70% of base salary depending upon performance as compared to budget. For executive officers with corporate staff responsibilities, such awards are based upon departmental objectives.

Individual Performance

Each executive has some portion of their annual bonus measured against individual goals ("MBOs") established for that person. The maximum amount that any executive may earn based on the MBO element is variable, with full achievement of MBOs resulting in a minimum 75% payout and increasing up to 100% payout for achievement exceeding established MBOs. For executive officers with operations responsibilities, this element comprises a lesser percentage of the annual incentive award for the individual and for executive officers with corporate staff responsibilities, it comprises a greater percentage of the annual incentive award.

Discretionary Awards

The Compensation Committee also has the discretion under extraordinary circumstances to award bonuses based on a percentage of base salary.

STOCK OPTIONS

Stock option grants accomplish the third and fourth compensation objectives: to motivate executive officers to manage the business, to improve long-term Company performance and to align the interests of executive officers with stockholder value. Customarily, option grants are made with exercise prices equal to the fair market value of the shares on the grant date and will be of no value unless the market price of the Company's outstanding shares appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by the stockholders. The option generally vests over a period of four years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the officer remains employed by the Company and the market price of the underlying shares appreciates over the option term. The size of the option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual's current position with the Company, internal comparability with option grants made to other Company executives and the individual's potential for future responsibility and promotion over the option term. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and the officer's existing holdings of unvested options. However, the Compensation Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant made to each executive officer as circumstances warrant

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The annual base salary for the Company's Chief Executive Officer, Mr. Clemons, was established on January 26, 1988, when the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement provides Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement at any time with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his then-current salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one year period.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

Code Section 162(m) generally disallows a tax deduction to publicly-held corporations for compensation paid to certain of the corporation's executive officers to the extent that compensation exceeds $1.0 million for any such officer in any one year. The limitation applies only to compensation, which is not considered to be performance-based. The Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under the Option Plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. The non-performance based compensation to be paid to the Company's executive officers for fiscal 2001 did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2002 will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

                                            COMPENSATION COMMITTEE

                                            Steven J. Hamerslag
                                            R. Judd Jessup
                                            Jeffrey J. Michael

                             AUDIT COMMITTEE REPORT*

The Audit Committee assists the Board in its oversight of the Company's financial accounting reporting and controls. The Board, in its business judgment, has determined that all members of the audit committee are "independent" as required by applicable listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is included as Appendix A to this Proxy Statement.

In performing its oversight role, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the audit committee charter, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

On March 29, 2001, upon the recommendation of the Audit Committee and with the approval of the Board, the Company dismissed Ernst & Young LLP as the Company's independent auditors. The Audit Committee then recommended and the Board approved, subject to stockholder ratification, the selection of Grant Thornton LLP as independent auditors for the year ending March 31, 2002.


                                            AUDIT COMMITTEE

                                            Peter E. Flynn
                                            Steven J. Hamerslag
                                            R. Judd Jessup


*The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

                            STOCK PERFORMANCE GRAPH*

The graph depicted below shows the Company's stock price at March 31, 1996 assuming an initial investment of $100 and at March 31, 1997, 1998, 1999, 2000 and 2001, along with the U.S. Nasdaq and the Nasdaq Health Services Index over the same period. The data depicted on the graph are as set forth in the chart below the graph. An initial investment of $100.00 in the U.S. Nasdaq on March 31, 1996 would be $169.46 on March 31, 2001.


                                [GRAPHIC OMITTED]


                             March 31,      March 31,       March 31,     March 31,      March 31,      March 31,
                               1996           1997            1998          1999           2000           2001
                             ---------      ---------       ---------     --------       ---------      ---------
CorVel Corporation            100.00          71.43         113.57         102.14         148.57         202.14

U.S. Nasdaq                   100.00         111.15         168.47         227.62         423.37         169.46

Nasdaq                        100.00          89.40         107.78          74.56          69.67          84.49
Health Services Index


*The material in this graph is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other executive officers whose total salary and bonus for fiscal year 2001 exceeded $100,000 for the three fiscal years ended March 31, 1999, 2000 and 2001. In addition, Mr. Davis and Mr. Silverman have also been included in the table because each would have been among the four most highly compensated executive officers of the Company on the last day of the 2001 fiscal year had he not resigned or changed executive status earlier during that year. The listed individuals shall be referred to in this Proxy Statement as the "Named Executive Officers." No other executive officers who would otherwise have been included in such table on the basis of salary and bonus earned for the 2001 fiscal year has been excluded by reason of termination of employment or change in executive status during fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                 -----------------------------------------   ---------------------------------------
NAME OF INDIVIDUAL               FISCAL                                      SECURITIES UNDERLYING     ALL OTHER
AND PRINCIPAL POSITION            YEAR         SALARY(1)            BONUS       OPTIONS GRANTED      COMPENSATION(2)
----------------------           ------        ---------           -------   ---------------------   ---------------
V. GORDON CLEMONS ........        2001          $250,000           $    --                --            $1,532
  Chief Executive Officer         2000          $250,000           $    --                --            $  991
                                  1999          $250,000           $    --                --            $  890

DANIEL H. DAVIS ..........        2001**        $171,250           $    --                --            $1,409
former V.P. Marketing & ..        2000          $178,333           $35,416                --            $1,273
Business Development (3) .        1999          $174,500           $40,020             3,000            $1,273

LOUIS E. SILVERMAN .......        2001**        $ 91,923           $    --             5,000            $  105
  former Chief Operations         2000          $200,000           $92,787            18,000            $  940
  Officer (4) ............        1999          $183,750           $66,065            21,000            $  817

RICHARD J. SCHWEPPE ......        2001          $103,500           $16,000             5,700            $  515
Chief Financial Officer ..        2000          $ 98,333           $12,560(5)          2,000            $  494
                                  1999          $ 94,250           $11,152(6)          7,000            $  494

----------

(1) Includes employee contributions to the Company's Section 401(k) Plan.

(2) "All Other Compensation" represents amounts contributed by the Company to the Company's Section 401(k) Plan which match the Named Executive Officer's contribution to such Plan and annual premiums paid by the Company on behalf of each Named Executive Officer for the purchase of group term life insurance in an amount equal to such executive officer's annual salary as follows:

                                             COMPANY CONTRIBUTIONS TO    COMPANY-PAID LIFE
                              FISCAL YEAR      SECTION 401(k) PLAN      INSURANCE PREMIUMS
                              -----------    ------------------------   ------------------
V. GORDON CLEMONS                 2001               $  500                  $1,032
                                  2000               $  601                  $  390
                                  1999               $  500                  $  390

DANIEL H. DAVIS                   2001               $1,050                  $  359
                                  2000               $1,000                  $  273
                                  1999               $1,000                  $  273

LOUIS E. SILVERMAN                2001               $   --                  $  105
                                  2000               $  628                  $  312
                                  1999               $  528                  $  289

RICHARD J. SCHWEPPE               2001               $  425                  $  101
                                  2000               $  404                  $   90
                                  1999               $  404                  $   90

(3) Mr. Davis served as Vice President, Marketing and Business Development until June 15, 2000, at which time he resigned from this position.

(4) Mr. Silverman served as Chief Operations Officer until July 8, 2000 at which time he left the Company.

(5) In fiscal year 2000, in lieu of a cash bonus, Mr. Schweppe was offered, elected to receive and was granted an option to purchase 1,700 shares of Common Stock at an exercise price of $26.75.

(6) In fiscal year 1999, in lieu of a cash bonus, Mr. Schweppe was offered, elected to receive and was granted an option to purchase 2,000 shares of Common Stock at an exercise price of $18.09.

STOCK OPTIONS

The following table provides information with respect to stock option grants made during fiscal year 2001 to the Named Executive Officers. No options were granted during such fiscal year to Mr. Clemons or Mr. Davis. Except for the limited stock appreciation rights described in footnote 1 below the table, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

             NUMBER OF                          PERCENT OF                                              POTENTIAL REALIZABLE
            SECURITIES                        TOTAL OPTIONS                                                VALUE AT ASSUMED
            UNDERLYING                         GRANTED TO        EXERCISE                              ANNUAL RATE OF STOCK PRICE
              OPTIONS           GRANT          EMPLOYEES IN        PRICE             EXPIRATION       APPRECIATION FOR OPTION TERM
 NAME       GRANTED (1)         DATE          FISCAL YEAR(2)    ($/SHARE)(3)            DATE            5% (4)            10% (4)
 ----       -----------       --------        --------------    ------------         ----------       ----------        ----------
LOUIS E
SILVERMAN      5,000            5/4/00               2.78%        $    26.75            5/4/05        $36,952.66        $81,655.71

RICHARD J
SCHWEPPE         500            5/4/00               0.28%        $    26.75            5/4/05        $ 3,695.27        $ 8,165.57
               1,700(5)         5/4/00               0.95%        $    26.75            5/4/05        $12,563.90        $27,762.94
               1,500            7/3/00               0.83%        $    26.25            7/3/05        $10,878.59        $24,038.83
               1,000          11/10/00               0.56%        $    28.48          11/10/05        $ 7,869.60        $17,389.77
               1,000           3/12/01               0.56%        $    34.75           3/12/06        $ 9,600.78        $21,215.22

(1) Each option will become exercisable for 25% of the option shares one year from the grant date and thereafter the remaining shares become exercisable in 36 equal monthly installments. To the extent not already exercisable, the options become exercisable upon (a) a sale of assets, (b) a merger in which the Company does not survive or (c) a reverse merger in which the Company survives but ownership of 50% or more of the voting power of the Company's stock is transferred, unless the option is assumed or replaced with a comparable option by the successor corporation. The options are also subject to "limited stock appreciation rights" pursuant to which the options, to the extent exercisable at the time a hostile tender offer occurs, will automatically be canceled in return for a cash payment equal to the tender-offer price minus the exercise price multiplied by the number of shares for which the option was exercisable. Each option has a maximum term of five years subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The Company granted options to purchase a total of 193,200 shares of Common Stock during fiscal year 2001.

(3) The exercise price is equal to the fair market value of the Common Stock on the grant date and may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income tax liability incurred by the optionee in connection with such exercise. The Compensation Committee has the discretionary authority to reprice outstanding options under the Option Plan through the cancellation of those options and the grants of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(4) These gains are based on annual compounded rates of growth of the price of Common Stock mandated by the SEC of 5% and 10% per year from the date the option was granted over the full option term. These rates do not represent the Company's estimate or projection of future Common Stock prices. There is no assurance that the values that may be realized by a Named Executive Officer on exercise of his options or any other holder of the Common Stock will be at or near the value estimated in the foregoing table. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from these grants.

(5) In lieu of a cash bonus earned for calendar 1999, Mr. Schweppe was offered and elected to receive this option grant in May 2000.

STOCK OPTION EXERCISES AND HOLDINGS

The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the 2001 fiscal year and unexercised options held as of the end of such fiscal year. No stock appreciation rights were exercised during the 2001 fiscal year and except for the limited stock appreciation rights described in footnote 1 to the table above, no stock appreciation rights were held by any Named Executive Officer at the end of such fiscal year. Mr. Clemons and Mr. Schweppe did not exercise any options during the 2001 fiscal year nor did Mr. Clemons hold any unexercised options as of the end of such fiscal year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                            VALUE                                                     NET VALUE OF UNEXERCISED
                                           REALIZED                                                IN-THE-MONEY OPTIONS AT FISCAL
                                           (MARKET                NUMBER OF SECURITIES                        YEAR-END
                                            PRICE                UNDERLYING UNEXERCISED          (MARKET PRICE OF SHARES AT FISCAL
                         NO. OF           AT EXERCISE              OPTIONS AT FISCAL                  YEAR-END ($35.375) LESS
                         SHARES              LESS                    YEAR-END 2001                        EXERCISE PRICE)
                       ACQUIRED ON         EXERCISE          ------------------------------       -------------------------------
NAME                    EXERCISE            PRICE)           EXERCISABLE      UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
                       -----------        -----------        -----------      -------------       -----------       -------------
DANIEL H. DAVIS          34,000            $533,125             1,563            31,437            $ 27,157            $684,968

LOUIS E. SILVERMAN       60,960            $714,020                 0                 0            $      0            $      0

RICHARD SCHWEPPE              0            $      0            24,002            15,698            $461,434            $215,564


EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

On January 26, 1988, the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement provides Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement at any time with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one year period.

On June 15, 2000, the Company entered into an employment agreement with Mr. Davis at which time he transitioned from marketing responsibilities to a position dedicated to new business development for the Company. Mr. Davis is currently paid $8,000 per month under this Agreement which expires on June 15, 2003.

The Company does not have any existing employment agreements with any other Named Executive Officer.

In the event of a Corporate Transaction, each outstanding option granted under the Discretionary Option Grant Program will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent:
(a) such option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (b) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (c) acceleration of such option is subject to other applicable limitations imposed by the Compensation Committee at the time of grant.

The Compensation Committee, as the administrator of the Option Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by any of the Named

Executive Officers in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following a change in control.


                              CERTAIN TRANSACTIONS

In fiscal year 2001, there was not, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.


              ANNUAL REPORT ON FORM 10-K AND STOCKHOLDER PROPOSALS
                           FOR THE 2002 ANNUAL MEETING

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2001 has been mailed concurrently with this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement, is not considered "soliciting material," is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

A stockholder who intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders must submit such proposal to the Company for inclusion in the Company's 2002 Proxy Statement and proxy card relating to such meeting not later than March 2, 2002. Stockholder proposals must be mailed to the Company's principal office at 2010 Main Street, Suite 1020, Irvine, California 92614, Attention: Secretary.


                              COSTS OF SOLICITATION

Proxies will be solicited by mail and by telephone by regular employees of the Company without additional remuneration. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy materials to beneficial owners of the Common Stock. All costs associated with the solicitation of proxies will be borne by the Company.


                                            By Order of the Board of Directors
                                            Richard J. Schweppe
                                            Secretary

July 6, 2001
Irvine, California

                                    EXHIBIT A
                               CORVEL CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and other relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                                    EXHIBIT A
                               CORVEL CORPORATION
                             AUDIT COMMITTEE CHARTER
                                   (CONTINUED)

The following shall be the principal recurring process of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

        1) The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

        2) The committee shall discuss with the independent auditors the overall scope and plans for their audits. Also, the committee shall discuss with management and the independent auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

        3) The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

        4) The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                               CORVEL CORPORATION

                    RESTATED 1988 EXECUTIVE STOCK OPTION PLAN

                  AS RESTATED AND AMENDED THROUGH MAY 10, 2001


                                   ARTICLE ONE

                                     GENERAL

        I. GENERAL PROVISIONS.

        A. The Plan is intended to promote the interests of the Company by providing a method whereby (i) key employees (including officers and directors) of the Company (or any Parent or Subsidiary) responsible for the management, growth and financial success of the Company (or any Parent or Subsidiary), (ii) the non-employee members of the Board or the board of directors of any Parent or Subsidiary, and (iii) consultants and independent contractors who provide valuable services to the Company (or any Parent or Subsidiary) are to be offered equity incentives and rewards intended to encourage such individuals to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to continue to render services to the Company or any Parent or Subsidiary.

        B. For purposes of the Plan, the following definitions shall be in effect:

            BOARD: The Board of Directors of the Company.

            CHANGE IN CONTROL: A Change in Control shall be deemed to occur in the event that:

                (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

                (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

            CODE: The Internal Revenue Code of 1986, as amended.

            COMMON STOCK: The Common Stock issuable under the Plan shall be shares of the Company's common stock, $.0001 par value.

            COMMITTEE: The Committee shall be a committee consisting of two (2) or more members of the Board appointed by the Board. To obtain the benefits of SEC Rule 16b-3, all of the members of the Committee must satisfy the requirements of that provision. To be exempt from the million dollar compensation deduction limitation of Code Section 162(m), all of the members of the Committee must satisfy the requirements of that provision.

            COMPANY: The Company shall mean CorVel Corporation, a Delaware corporation(1), or any corporate successor which shall assume the Plan.

            CORPORATE TRANSACTION: A Corporate Transaction shall include any of the following transactions for which the approval of the Company's stockholders is obtained:

                (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation,

                (ii) the sale, transfer or other disposition of all or
            substantially all of the assets of the Company to any entity other than a parent or subsidiary of the Company, or

                (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held such fifty percent (50%) or greater interest immediately prior to such merger.

            EFFECTIVE DATE: August 5, 1993, the effective date of the Automatic Option Grant Program.

            ELIGIBLE DIRECTOR: An Eligible Director is defined in Section I.A. of Article III.


----------------
        (1) The Company was previously known as FORTIS Corporation and assumed all of the rights and responsibilities of FORTIS Corporation, a Minnesota corporation ("FORTIS Minnesota"), with respect to the Plan pursuant to the Agreement and Plan of Merger by and between the Company and FORTIS Minnesota, effective May 16, 1991, under which FORTIS Minnesota changed its state of incorporation from Minnesota to Delaware by merging with and into the Company which was a wholly owned subsidiary of FORTIS Minnesota.

            EMPLOYEE: An individual shall be considered to be an Employee for so long as the Company or one or more of its Parent or Subsidiaries reports his or her earnings on a Form W-2.

            EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

            FAIR MARKET VALUE: The Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time listed on the Nasdaq
            National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or the Nasdaq SmallCap Market and published in The Wall Street Journal.

                (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal.

                (iii) If the Common Stock is not listed on the Nasdaq National
            Market, Nasdaq SmallCap Market or a national securities exchange, the Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day as reported by the Nasdaq bulletin board or any comparable system on that day.

                (iv) If the Common Stock is not traded included in the Nasdaq bulletin board or any comparable system, the Fair Market Value shall be the average of the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                (v) If the date in question is not a trading day, then the Fair
            Market Value shall be determined based on prices for the trading day prior to the date in question.

            HOSTILE TAKE-OVER: A Hostile Take-Over shall be the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
        Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

            INCENTIVE OPTION: An Incentive Option shall mean an option intended to satisfy the requirements of Code Section 422.

            NON-STATUTORY OPTION: A Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

            OPTIONEE: Any person to whom an option is granted under the Discretionary Option Grant Program of Article Two or the Automatic Option Grant Program of Article Three of this Plan.

            PARENT: A corporation shall be deemed to be a Parent of the Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            PERMANENT DISABILITY: A permanent disability shall have the meaning assigned to it in Code Section 22(e)(3).

            PLAN: The CorVel Corporation Restated 1988 Executive Stock Option Plan, as amended and restated.

            SEC: The SEC shall mean the Securities and Exchange Commission.

            SECTION 16(b) INSIDER: An individual shall be considered to be a
        Section 16(b) Insider on any relevant date under the Plan if such individual is at the time subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act by reason of his or her affiliation with the Company.

            SERVICE PROVIDER: An individual shall be deemed to be a Service Provider for so long as such individual renders service on a periodic basis to the Company, its Parent and/or any of its Subsidiaries as an Employee, a non-Employee member of the board of directors or a consultant or independent advisor.

            SUBSIDIARY: A corporation shall be deemed to be a Subsidiary of the Company if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of all Non-Statutory Option grants under the Plan and all Corporate Transaction provisions of the Plan, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another entity, more than a fifty percent (50%) interest in voting power, capital or profits.

            TAKE-OVER PRICE: The Take-Over Price per share shall be deemed to be equal to the GREATER of (a) the Fair Market Value per share on the option cancellation date or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

            10% STOCKHOLDER: A 10% Stockholder is the owner of stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

            (i) The individual is treated as owning any stock owned, directly or indirectly, by:

                    (a) His or her brothers and sisters (whether by whole or
                half-blood);

                    (b) His or her spouse; and

                    (c) His or her lineal descendants and/or ancestors.

            (ii) Stock owned, directly or indirectly, by a corporation, partnership, estate, or trust is treated as owned proportionately by or for its stockholders, partners, or beneficiaries.

        C. Stock option grants made to any individual under the Discretionary Option Grant Program of Article Two shall not in any way affect, limit or restrict such individual's eligibility to participate in any other stock plan or other compensation or benefit plan, arrangement or practice now or hereafter maintained by the Company or any Parent or Subsidiary.

        D. Stock option grants outstanding under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        II. STRUCTURE OF THE PLAN

        A. Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Committee, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-Employee members of the Board will receive at periodic intervals special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.

        B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

        III. ADMINISTRATION OF THE PLAN

        A. The Plan shall be administered by the Committee. The Committee may delegate its responsibilities to others under such conditions and limitations as it may determine, except that the Committee may not delegate its authority with regard to the making of grants to Section 16(b) Insiders. However, if the grant to a Section 16(b) Insider would not be exempt under SEC Rule 16b-3 if made by the Committee, such grant may be made by the Board. On the other hand, if the grant of an option is intended to be exempt from Code Section 162(m), it must be made by a committee composed exclusively of outside directors, as that term is defined in Code Section 162(m).

        B. Subject to the express provisions of the Plan, the Committee shall have the sole and exclusive authority with respect to the Discretionary Option Grant Program:

            (i) to make option grants to any and all eligible individuals;

            (ii) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Discretionary Option Grant Program; and

            (iii) to change the terms and conditions of any outstanding option granted pursuant to Article Two, provided such action does not, without the consent of the holder, adversely affect the rights and obligations such individual may have under the outstanding grant.

        C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and neither the Committee nor the Board shall exercise no discretionary functions with respect to option grants made pursuant to that program.

        D. Determinations of the Committee on all matters relating to the Plan and any option grants or stock issuances made hereunder shall be final and binding on all persons having any interest in the Plan or any options granted or shares issued under the Plan.

        E. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and any secondary committee formed pursuant to
Section III.A. of this Article and every other member of the Board, as well as any other employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

        IV. ELIGIBILITY

        A. The persons eligible to receive option grants under the Discretionary Option Grant Program are as follows:

            (i) Employees;

            (ii) non-Employee members of the Board or of the board of directors of any Parent or Subsidiary; and

            (iii) consultants of or independent advisors to the Company (or any Parent or Subsidiary).

        V. STOCK SUBJECT TO THE PLAN

        A. The Common Stock issuable under the Plan shall be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company on the open market. The aggregate number of shares of Common Stock issuable over the term of this Plan shall not exceed 3,970,000 shares, including an increase of 500,000 shares of Common Stock which was authorized by the Board on May 10, 2001, which is subject to stockholder approval at the 2001 Annual Meeting. Such share reserve is subject to adjustment from time to time in accordance with Section V.C. of this Article.

        B. Should an option granted under this Plan expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Section V of Article
Two), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under this Plan. In addition, unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company, at the original option exercise price paid per share, pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to stock appreciation rights exercised in accordance with the provisions of Section II of Article Two and Section III of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued to the option holder.

        C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, recapitalization, stock split, reverse stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made by the Committee to
(i) the aggregate number and/or class of securities issuable under the Plan,
(ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to non-Employee Board members under the Automatic Option Grant Program, (iv) the number and/or class of securities and the exercise price per share of the stock subject to each option outstanding under the Plan and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding stock appreciation right in order to preclude the dilution or enlargement of benefits thereunder. All adjustments made by the Committee pursuant to this paragraph V.C. shall be final and binding.

        D. In the event that (i) the Company is the surviving entity in any Corporate Transaction which does not result in the termination of outstanding options pursuant to the Corporate Transaction provisions of the Plan or (ii) the outstanding options under the Plan are to be assumed in connection with such Corporate Transaction, then each such continuing or assumed option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate option price shall remain the same. In addition, the number and class of securities which remain issuable under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        E. From and after January 1, 1994, in no event may any one individual participating in the Plan be granted stock options and/or separately exercisable stock appreciation rights exceeding 1,600,000 shares of Common Stock in the aggregate over the term of the Plan, subject to adjustment from time to time in accordance with the provisions of Section V.C. of this Article.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        I. TERMS AND CONDITIONS OF OPTIONS

        A. The Committee shall have sole and exclusive authority (subject to the express provisions of the Plan) to determine which eligible individuals are to be granted options under the Discretionary Option Grant Program, the number of shares to be covered by each such option, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding.

        B. The granted options shall be evidenced by instruments in such form as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with the terms and conditions specified below.

            1. Option Price.

                a. The option price per share shall be fixed by the Committee, but in no event shall the option price per share be less than (i) eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant or (ii) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of the option grant if the Committee intends that such grant (A) not subject the Company to any adverse accounting charges and (B) be exempt from the million dollar compensation deduction limitation of Code Section 162(m).

                b. The option price shall become immediately due upon exercise of the option and shall, subject to the loan provisions of Section I of Article Four, be payable in one or more of the alternative forms specified below:

                    1. full payment in cash or check payable to the Company's order; or

                    2. full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six (6) months) and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                    3. to the extent the option is exercised for vested shares, full payment through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (i) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                c. If payment of the exercise price is made by means of the surrender of shares of Common Stock which are subject to certain restrictions, the number of shares of Common Stock issued upon the exercise of the option equal to the number of shares of restricted stock surrendered shall be subject to the same restrictions as the restricted stock that was surrendered.

                d. The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified in clause 3 of subparagraph b. is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such notice.

        2. Term and Exercise of Options.

            (i) Each option granted under the Discretionary Option Grant Program shall be exercisable in one or more installments as shall be determined by the Committee and set forth in the instrument evidencing such option; provided, however, no such option shall have a maximum term in excess of ten (10) years from the date it was granted to the Optionee.

            (ii) During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members or to the Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. This assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Incentive Options and Non-Statutory Options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        3. Termination of Service.

            (i) Should an Optionee cease to be a Service Provider for any reason (including death or Permanent Disability) other than due to a termination for the reasons set forth in subparagraph (iv) below, then such options shall not be exercisable at any time after the EARLIER of (i) the specified expiration date of the option term or (ii) the expiration of the limited period of time (not to exceed twelve (12) months after the Optionee ceases to be a Service Provider) specified by the Committee in the option agreement. Each such option shall, during such twelve (12)-month or shorter period following cessation of Service Provider status, be exercisable only to the extent of the number of shares (if any) in which the Optionee is vested on the date of such cessation of Service Provider status.

            (ii) An Incentive Option held by an Optionee who ceases to be a Service Provider for reasons other than death or Permanent Disability will lose its status as an Incentive Option on the ninety-first (91st) day after the date the Optionee ceases to be a Service Provider, and thereafter the option, if it is exercisable at all, will be treated as a Non-Statutory Option. An Optionee who, pursuant to the Company's leave of absence policy, is on a leave of absence that exceeds ninety (90) days will be deemed to have ceased to be a Service Provider on the ninety-first (91st) day of the leave of absence, unless the Optionee's rights to reemployment are guaranteed by statute or contract. If an Optionee switches from Employee to independent contractor status, the Optionee's status as a Service Provider is not affected; however, this change will result in an option losing its status as an Incentive Option on the ninety-first (91st) day after the switch, and thereafter the option, if it is exercisable at all, will be treated as a Non-Statutory Option.

            (iii) Any option held by an Optionee under this Article Two at the time of his or her death and exercisable in whole or in part at that time may be subsequently exercised, but only to the extent of the number of shares (if any) in which the Optionee is vested on the date the Optionee ceases to be a Service Provider (less any of those shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate, by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option. Any such exercise must occur prior to the EARLIER of (i) the expiration date of the option term or (ii) the first anniversary of the date of the Optionee's death.

            (iv) If an Optionee's Service Provider status is terminated for any of the following reasons, then all outstanding options granted the Optionee under this Article Two shall immediately terminate and cease to be exercisable immediately upon such termination:

                (1) the Optionee's intentional misconduct or continuing gross neglect of duties which materially and adversely affects the business and operations of the Company or any Parent or Subsidiary employing the Optionee;

                (2) the Optionee's unauthorized use or disclosure (or attempt thereat) of confidential information or trade secrets of the Company or any Parent or Subsidiary; or

                (3) the Optionee's commission of an act involving embezzlement, theft, fraud, falsification of records, destruction of property or commission of a crime or other offense involving money or other property of the Company or any Parent or Subsidiary employing the Optionee.

            The reasons for termination of an Optionee as a Service Provider set forth in this subparagraph (iv) are not intended to be an exclusive list of all acts or omissions which the Company may deem to constitute misconduct or other grounds for terminating the Optionee (or any other individual).

            (v) The Committee shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability following cessation of Service Provider status, not only with respect to the number of shares in which the Optionee is vested at the time of such cessation of Service Provider status but also with respect to one or more subsequent installments of purchasable shares in which the Optionee would otherwise have vested had the Optionee continued as a Service Provider.

            (vi) If the option is granted to an individual who is not an Employee of the Company, then the option agreement evidencing the granted option shall include provisions comparable to those set forth in subparagraphs (i),
(ii), (iii) and (iv) above, and may include provisions comparable to subparagraph (v) above, with respect to the Optionee's termination of service with the Company or any Parent or Subsidiary.

        4. Stockholder Rights.

        An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and satisfied all other conditions precedent to the issuance of certificates for the purchased shares.

        5. Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

            (i) The Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service Provider status while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the instrument evidencing such repurchase right.

            (ii) All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

            (iii) The Committee shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service Provider status, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

        II. STOCK APPRECIATION RIGHTS

        A. The Committee shall have full power and authority, exercisable in its sole discretion, to grant selected Optionees tandem stock appreciation rights ("Tandem Rights") and/or limited stock appreciation rights ("Limited Rights") pertaining to all or part of the shares of Common Stock subject to one or more of their option grants under this Article Two.

        B. Tandem Rights may be granted at the same time the underlying option is granted or any time thereafter while the option remains outstanding. The Optionee may exercise such Tandem Right by surrendering the underlying option in whole or in part to the Company, to the extent such option is at the time exercisable for vested shares of Common Stock. In exchange for the surrendered option, the Optionee shall receive a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion) over (ii) the aggregate option price payable for such vested shares. However, the exercise of the Tandem Right shall be effective only if approved by the Committee. If so approved, the distribution to which the Optionee shall accordingly become entitled with respect to the surrendered option may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

        C. If the surrender of an option is rejected by the Committee, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion) on the option surrender date and may exercise such rights at any time prior to the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

        D. One or more Section 16(b) Insiders may, in the Committee's sole discretion, be granted Limited Rights(2) in conjunction with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a Limited Right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Committee shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of this subparagraph D. Accordingly, no further approval of the Committee or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such option.

------------------
        (2) Options granted to Section 16(b) Insiders prior to the effective date of the June 15, 1992 Restatement contain a different form of Limited Right. Such right will provide each Section 16(b) Insider with a thirty (30)-day election period, following the successful completion of a hostile tender offer for fifty percent (50%) or more of the Company's outstanding voting securities, to surrender the underlying option for a cash distribution from the Company in an amount per share of Common Stock in which the Section 16(b) Insider is at the time vested under the surrendered option equal to the excess of the highest price per share paid in effecting such tender offer over the exercise price payable per share under the surrendered option.

        III. CORPORATE TRANSACTION

        A. Upon the occurrence of a Corporate Transaction, the exercisability of each option outstanding under this Article Two shall be automatically accelerated so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option, whether or not vested, and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT be so accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares, or (iii) the acceleration of such option is subject to other applicable limitations imposed by the Committee at the time of grant. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final and binding.

        B. The Committee shall have the discretion, exercisable at any time, to provide (upon such terms and conditions as it may deem appropriate) for either the automatic acceleration of one or more assumed or replaced options which do not accelerate in connection with the Corporate Transaction or for the automatic vesting of any cash incentive programs implemented in replacement of such options, in the event the Optionee's employment should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

        C. The exercisability as Incentive Options of any options accelerated under this Section III in connection with a Corporate Transaction shall remain subject to the applicable dollar limitation of Section IV.A.(iv) of this Article Two below.

        D. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

        IV. INCENTIVE OPTIONS

        A. Terms. The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Options which are specifically designated as Non-Statutory Options when issued under this Article Two shall NOT be subject to such terms and conditions.

            (i) Eligibility. Incentive Options may only be granted to Employees.

            (ii) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

            (iii) 10% Stockholder. If any individual to whom an Incentive Option is to be granted pursuant to the provisions of this Article Two is, on the grant date, a 10% Stockholder, then (i) the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and (ii) the maximum term of the option shall not exceed five (5) years from the grant date.

            (iv) Dollar Limitation. The aggregate Fair Market Value (determined on the basis of the Fair Market Value in effect on the respective date or dates of grant) of the Common Stock for which one or more Incentive Options granted to any Employee under this Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options shall be applied on the basis of the order in which such options were granted.

            (v) Other. Except as modified by the preceding provisions of this section, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

        B. Notification to Company. An Optionee must notify the Company if the Optionee disposes of stock acquired upon the exercise of an Incentive Option prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale proceeds.

        C. Notification to Employees. Pursuant to Code Section 6039(a), the Company shall provide a statement to Optionees no later than January 31 of the calendar year following prior to the calendar year in which they purchase stock pursuant to the exercise of an Incentive Option. This notice shall contain the following items of information:

            (i) The name, address, and employer identification number of the corporation transferring the Common Stock;

            (ii) The name, address, and identifying number of the Optionee to whom the share or shares of Common Stock were transferred;

            (iii) The name and address of the corporation the Common Stock of which is the subject of the option (if other than the corporation transferring the stock);

            (iv) The date the option was granted;

            (v) The date the shares of Common Stock were transferred to the person exercising the option;

            (vi) The Fair Market Value of the Common Stock at the time the option was exercised;

            (vii) The number of shares of Common Stock transferred pursuant to the option;

            (viii) The type of option under which the transferred shares were acquired; and

            (ix) The total cost of all the shares.

        V. CANCELLATION AND RE-GRANT OF OPTIONS

        The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under this Article Two and to grant in substitution therefor new options under this Article Two covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date, (ii) one hundred percent (100%) of such Fair Market Value for an Incentive Option, or (iii) one hundred and ten percent (110%) of such Fair Market Value in the case of an Incentive Option granted to a 10% Stockholder.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

        I. ELIGIBILITY

        A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to those individuals who first become non-Employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Company's stockholders. Any non-Employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an "Eligible Director" for purposes of this Plan.

        B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, an Eligible Director serving on the Committee or any secondary committee established pursuant to Section III.A. of Article One shall NOT be eligible during such period of service to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Company (or any Parent or Subsidiary).

        II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

            (i) Each Eligible Director who has not at any time been in the prior employ of the Company (or any Parent or Subsidiary) shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Three.

            (ii) On the date of each Annual Stockholders Meeting, commencing with the 1993 Annual Stockholders Meeting, each individual who is at the time serving as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that particular meeting and whether or not such individual has at any time been in the prior employ of the Company (or any Parent or Subsidiary), a Non-Statutory Option to purchase 3,000 shares of Common Stock upon the terms and conditions of this Article Three, provided he or she has served as a non-Employee Board member for at least six (6) months prior to the date of such meeting. There shall be no limit on the number of 3,000-share option grants any Eligible Director may receive over his or her period of Board service.

        The number of shares for which the automatic grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C. of Article One.

        B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

        C. Payment.

            (i) The exercise price shall be payable in one or more of the alternative forms specified below:

                a. full payment in cash or check payable to the Company's order;
            or

                b. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings (which in any event shall not be less than six (6) months) and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                c. full payment through a sale and remittance procedure pursuant to which the non-Employee Board member is to provide irrevocable written instructions (1) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                d. delivery to the Company or its designated agent of an
            executed written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay all or a portion of the exercise price of the Option and/or any income tax withholding obligations, if, after giving due consideration to the consequences under Rule 16b-3 and under the Code, the Committee allows for such form of payment.

            (ii) If payment is made by means of the surrender of shares of Common Stock which are subject to certain restrictions, the number of shares of Common Stock issued upon the exercise of the option equal to the number of shares of restricted stock surrendered shall be subject to the same restrictions as the restricted stock that was surrendered.

            (iii) The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance or loan procedure specified in clause (c) or clause (d) is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such notice.

        D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

        E. Exercisability. Each automatic grant shall become exercisable in a series of four (4) equal and successive annual installments over the Optionee's period of service on the Board, with the first such installment to become exercisable twelve (12) months after the automatic grant date. The exercisability of each automatic grant shall be subject to acceleration in accordance with the provisions of Section II.G and Section III of this Article Three.

        F. Limited Transferability. During the lifetime of the Optionee, each automatic option grant may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members or to the Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        G. Termination of Board Service.

            1. Should the Optionee's service as a Board member cease for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

            2. Should the Optionee die within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate, by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option. Any such exercise must occur with twelve (12) months after the date of the Optionee's death.

            3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held at that time by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the personal representative of the Optionee's estate, or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the Optionee's designated beneficiary or beneficiaries of that option) shall have a twelve (12) month period following the date of the Optionee's cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock subject to that option at the time of such cessation of Board service.

            4. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

        H. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be substantially the same as the terms in effect for option grants made under the Discretionary Option Grant Program and shall be set forth in a Stock Option Agreement.

        III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. In the event of any Corporate Transaction effected during the Optionee's period of Board service, each automatic option grant at the time held by such Optionee under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

        B. In the event of any Change in Control effected during the Optionee's period of Board service, each automatic option grant at the time held by such Optionee under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

        C. A Limited Right shall be granted with respect to each automatic option granted under this Article Three. Upon the occurrence of a Hostile Take-Over during the Optionee's period of Board service, each such option held by that Optionee shall automatically be cancelled. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock subject to the cancelled option over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be paid within five
(5) days following the consummation of the Hostile Take-Over. The subsequent exercise of such Limited Right in accordance with the terms of this subparagraph C is hereby pre-approved as part of the express provisions of this Plan, and no approval of the Committee or the Board shall be required at the time of the actual option cancellation and cash distribution.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

        I. LOANS OR GUARANTEE OF LOANS

        The Committee may assist any Optionee (including any officer or director) in the exercise of one or more outstanding options under the Discretionary Option Grant Program by (a) authorizing the extension of a full-recourse interest-bearing loan to such Optionee from the Company, (b) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. The maximum credit available to the Optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares (less the par value) plus (ii) any Federal and state income and employment tax liability incurred by the Optionee in connection with the exercise of the option.

        II. TAX WITHHOLDING

        A. The Company's obligation to deliver shares or cash upon the exercise or surrender of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction by the Optionee of all applicable Federal, state and local income and employment tax withholding requirements.

        B. The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 or any successor rule or regulation) provide any or all holders of outstanding option grants under the Plan (other than grants made to non-Employees) with the election to surrender previously acquired shares of Common Stock or have shares withheld in satisfaction of the tax withholding obligations. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. If Common Stock is used to satisfy the Company's tax withholding obligations, the stock shall be valued at its Fair Market Value when the tax withholding is required to be made.

        III. EXTENSION OF EXERCISE PERIOD

        The Committee shall have full power and authority to extend the period of time for which any option granted under the Discretionary Option Grant Program is to remain exercisable following the Optionee's termination of service from the twelve (12)-month or shorter period set forth in the option agreement to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term. Such a modification may have adverse tax and/or accounting consequences.

        IV. AMENDMENT OF THE PLAN

        The Board shall have the complete and exclusive authority to amend, modify or terminate the Plan. However, no amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to any stock options or stock appreciation rights at the time outstanding under the Plan. In addition, certain amendments, including increasing the number of shares issuable under the Plan or modifying the requirements for eligibility, will require stockholder approval pursuant to applicable laws or regulations.

        V. EFFECTIVE DATE AND TERM OF PLAN

        A. The Plan was initially adopted by the Board and approved by the Company's sole stockholder on August 1, 1988.

        B. The Board and sole stockholder amended and restated the Plan effective May 15, 1991 to (i) increase the number of shares issuable pursuant to the Plan, (ii) conform the provisions of the Plan to the SEC rules under Section 16 of the Exchange Act applicable to certain transactions effected under the Plan by Section 16(b) Insiders and (iii) provide for the grant of Incentive Options.

        C. The Plan was further restated on June 15, 1992 (the "1992 Restatement") to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 400,000 shares, (ii) bring the Plan into compliance with revisions to SEC Rule 16b-3 which became effective on September 1, 1993 and exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws and (iii) effect certain technical revisions to the provisions of the Plan to facilitate plan administration and interpretation. The 1992 Restatement was approved by the Company's stockholders at the 1992 Annual Meeting.

        D. The Plan was further restated and amended by the Board in June 1993 (the "1993 Restatement") to add the Automatic Option Grant Program. The 1993 Restatement was approved by the Company's stockholders at the 1993 Annual Meeting.

        E. On May 4, 1994, the Board approved an amendment and restatement of the Plan to (i) increase the aggregate number of shares issuable over the term thereof by 400,000 shares to a total of 2,670,000 shares and (ii) impose a limitation of 1,600,000 shares on the maximum number of shares of Common Stock for which any one participant may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan. These amendments were approved by the Company's stockholders at the 1994 Annual Meeting.

        F. On June 21, 1996, the Board approved an amendment and restatement of the Plan to (i) increase the aggregate number of shares issuable over the term thereof by 400,000 shares to 3,070,000 shares, and (ii) extend the expiration date of the Plan to June 30, 2006. These amendments were approved by the Company's stockholders at the 1996 Annual Meeting.

        G. In June 1997, the Board further amended and restated the Plan to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 400,000 shares to 3,470,000 shares, (ii) render the non-Employee Board members eligible to receive option grants under the Discretionary Option Grant

Program, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-Employee Board members to serve as members of the Committee and (v) effect a series of additional changes to the provisions of the Plan in order to take advantage of the recent amendments to SEC Rule 16b-3. These amendments were approved by the Company's stockholders at the 1997 Annual Meeting.

        H. In February 1999, the Board further amended and restated the Plan to permit optionees under the Discretionary Option Grant and Automatic Option Programs of the Plan to designate a beneficiary or beneficiaries to whom their options may be transferred upon their death.

        I. All share numbers in this restatement reflect the two-for-one split of the Common Stock which was effected on June 14, 1999 through the payment of a dividend of one additional share of Common Stock for every share of Common Stock outstanding on June 4, 1999.

        J. On May 10, 2001, the Board further amended and restated the Plan (the "2001 Restatement") to (i) effect certain technical revisions to the provisions of the Plan in order to facilitate the administration and interpretation of the Plan, (ii) clarify the group of employees who are eligible to participate in the Plan and (iii) increase the number of shares of Common Stock reserved for issuance over the terms of the Plan by an additional 500,000 shares to 3,970,000 shares. The 2001 Restatement is subject to stockholder approval at the 2001 Annual Meeting. No option grants shall be made on the basis of the share increase authorized by the Board unless and until the 2001 Restatement is approved by the Company's stockholders.

        K. The provisions of the Restatements apply only to stock options and stock appreciation rights granted under the Plan from and after the respective effective dates of such Restatements. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective dates of the Restatements shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation was previously granted, and nothing in the Restatements shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to the acquisition of shares of Common Stock thereunder or the exercise of their outstanding stock appreciation rights.

        L. The sale and remittance procedure authorized for the exercise of outstanding options shall be available for all options granted under the Plan from and after November 6, 1991 and for all Non-Statutory Options outstanding on such date. The Committee may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of incentive stock option shares effected on or after November 6, 1991, whether or not the option was granted on or before such date.

        M. The Plan shall in all events terminate upon the EARLIEST of (i) June 30, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of stock options and/or stock appreciation rights under the Plan, (iii) the termination of all outstanding options in connection with a Corporate Transaction or (iv) termination by the Board. If the date of termination is determined under clause (i) above, then any stock options and stock appreciation rights at the time outstanding under the Plan shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

        VI. MISCELLANEOUS MATTERS

        A. Any cash proceeds received by the Company from the issuance of shares hereunder shall be used for any corporate purpose.

        B. The implementation of the Plan, the granting of any stock option, and the issuance of Common Stock hereunder, shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, and the stock options granted under it and the Common Stock issued pursuant to it. The inability of the Company to obtain the requisite approvals shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approvals shall not have been obtained. The Company, however, shall attempt to obtain all requisite approvals.

        C. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        D. Neither the action of the Company in establishing the Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of the Plan itself shall be construed so as to grant any individual the right to remain in the employ or service of the Company or any Parent or Subsidiary for any period of specific duration, and the Company (or any Parent or Subsidiary retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

        E. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including (without limitation) the right of the Company (a) to grant options for corporate purposes otherwise than under this Plan to any Employee or other person, firm or company or association or (b) to grant options to, or assume the option of, any person in connection with the acquisition (by purchase, lease, merger, consolidation or otherwise) of the business and assets (in whole or in part) of any person, firm, company or association.

                               CORVEL CORPORATION

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                AS RESTATED AND AMENDED EFFECTIVE OCTOBER 1, 2001

I. PURPOSE

        The CorVel Corporation 1991 Employee Stock Purchase Plan, as restated and amended effective October 1, 2001 (the "Plan"), is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the "Code").

II. DEFINITIONS

        For purposes of administration of the Plan, the following terms shall have the meanings indicated:

            BASE SALARY means the regular base earnings paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (i) one hundred percent (100%) of the commissions paid to such individual during each purchase period in which he or she participates in the Plan and (iii) any salary deferral contributions made by such Participant to any Code Section 401(k) Plan of the Company or any Company Affiliate during such period. There shall be excluded from the calculation of Base Salary (i) all overtime payments, bonuses, profit-sharing distributions and other incentive-type payments and (ii) all contributions (other than Code
Section 401(k) contributions) made by the Company or its Corporate Affiliates for such individual's benefit under any employee benefit or welfare plan now or hereafter established.

            BOARD means the Board of Directors of the Company.

            COMPANY means CorVel Corporation, a Delaware corporation(1), and any corporate successor to all or substantially all of the assets or voting stock of the Company that shall by appropriate action adopt the Plan.


--------
(1) The Company was previously known as FORTIS Corporation and assumed all of the rights and responsibilities of FORTIS Corporation, a Minnesota corporation ("FORTIS Minnesota"), with respect to the Plan pursuant to the Agreement and Plan of Merger by and between the Company and FORTIS Minnesota, effective May 16, 1991, under which FORTIS Minnesota changed its state of incorporation from Minnesota to Delaware by merging with and into the Company, which was a wholly owned subsidiary of FORTIS Minnesota.

            CORPORATE AFFILIATE means any company that is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation that becomes such after the Effective Date.

            EFFECTIVE DATE means October 1, 1991; provided, however, that any Corporate Affiliate that becomes a Participating Company in the Plan after October 1, 1991, shall designate a subsequent Effective Date with respect to its employee-Participants.

            ELIGIBLE EMPLOYEE means any person who is regularly engaged, for a period of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code. However, employees of the Company who, at the start of any purchase period under the Plan, (i) are deemed to be Highly Compensated Employees within the meaning of Section 414(q) of the Code and (ii) hold unvested options to purchase more than 30,000 shares(2) of Stock under the Company's Restated 1988 Executive Stock Option Plan shall not be treated as Eligible Employees for that purchase period and shall accordingly be ineligible to participate in the Plan for such period. A person shall not continue to be an Eligible Employee because of the payment of compensation following termination of employment whether as part of a severance agreement with the Company or otherwise.

            FAIR MARKET VALUE per share of Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Stock is at the time listed on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or the Nasdaq SmallCap Market and published in The Wall Street Journal.

                (ii) If the Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal.

                (iii) If the Stock is not listed on the Nasdaq National Market, Nasdaq SmallCap Market or a national securities exchange, the Fair Market Value shall be the average of the closing bid and ask prices of the Stock on that day as reported by the Nasdaq bulletin board or any comparable system on that day.


-------------
(2) Except in the historical description in Section X(a) below, all share numbers reflect the 2-for-1 stock split in the form of a 100% stock dividend distributed on June 14, 1999, to stockholders of record as of May 31, 1999.

                (iv) If the Stock is not traded included in the Nasdaq bulletin board or any comparable system, the Fair Market Value shall be the average of the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                (v) If the date in question is not a trading day, then the Fair Market Value shall be determined based on prices for the trading day prior to the date in question.

            PARTICIPANT means any Eligible Employee of a Participating Company who is actively participating in the Plan.

            PARTICIPATING COMPANY means the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan are listed in attached Schedule A.

            PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

            STOCK means shares of the common stock of the Company, par value $.0001 per share.

III. ADMINISTRATION

        A. The Plan shall be administered by a committee (the "Committee") consisting of one or more Board members appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

        B. The Committee is hereby designated as the Plan Administrator and shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and procedures for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

        C. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

IV. PURCHASE PERIODS

        (a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

        (b) Each purchase period shall have a duration of six (6) months. Purchase periods shall commence on the first day of April and October.

        (c) The Participant shall be granted a separate purchase right for each purchase period in which he or she participates. The purchase right shall be granted on the first business day of the purchase period and shall be automatically exercised on the last business day of the purchase period.

        (d) Under no circumstances shall any shares of Stock be issued hereunder, until such time as the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

        (e) The acquisition of Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Stock by the Participant in any subsequent purchase period.

V. ELIGIBILITY AND PARTICIPATION

        (a) Each individual who is an Eligible Employee of a Participating Company on the first day of any purchase period may begin participation in the Plan on the first day of any purchase period following the commencement of his or her employment with the Company or any other Participating Company.

        (b) In order to participate in the Plan for a particular purchase period, an Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designee) during the specified enrollment period for that purchase period.

        (c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of $10.00, up to a dollar maximum not in excess of 20% of the Base Salary paid to the Participant during the purchase period. The deduction rate so authorized shall continue in effect for the entire purchase period, unless the Participant shall, prior to the end of the purchase period for which the purchase right is in effect, change the rate by filing the appropriate form with the Plan Administrator (or its designee). The changed rate shall become effective as soon as practicable following the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Section VII(d) or (e) below.

VI. STOCK SUBJECT TO PLAN

        (a) The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares that may be issued under the Plan shall not exceed 500,000 shares (subject to adjustment under subparagraph (b) below). If any outstanding purchase right is terminated for any reason prior to its exercise, the shares allocable to the purchase right may again become subject to purchase under the Plan.

        (b) In the event any change is made to the Stock purchasable under the Plan by reason of any stock dividend, recapitalization, stock split, reverse stock split, combination of shares, recapitalization or other change affecting the outstanding Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant under any one purchase right, and (iii) the class and number of shares and the price per share in effect under each purchase right at the time outstanding under the Plan.

VII. PURCHASE RIGHTS

        Each Eligible Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

            (a) Purchase Price. The purchase price per share of Stock shall be the LESSER of (i) 85% of the Fair Market Value of a share of Stock on the date on which the purchase right is granted or (ii) 85% of the Fair Market Value of a share of Stock on the date the purchase right is exercised.

            (b) Number of Purchasable Shares.

                (i) The number of shares of Stock purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period for which such purchase right is outstanding, by the purchase price per share in effect for that purchase period. However, the maximum number of shares purchasable by any Participant during any one purchase period shall not exceed 1,000 shares (subject to adjustment under Section VI(b)). However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any purchase period under the Plan, to increase or decrease the limitations to be in effect for the number of shares of Stock purchasable per Participant during that purchase period.

                (ii) Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate. For this purpose an Eligible Employee's ownership interest shall be determined in accordance with Code Section 424(d), which rules are as follows:

                    (a) The Eligible Employee is treated as owning any stock
            owned, directly or indirectly, by:

                        (1) Brothers and sisters (whether by whole or
            half-blood);

                        (2) Spouse; and

                        (3) Lineal descendants and/or ancestors.

                    (b) Stock owned, directly or indirectly, by a corporation, partnership, estate, or trust is treated as owned proportionately by or for its stockholders, partners, or beneficiaries.

                    (c) Stock that can be acquired by the exercise of an option is treated as being owned by the Eligible Employee for purposes of determining the number of shares owned by the Eligible Employee, but not for purposes of determining the total number of shares of Stock outstanding. Options are taken into account for this purpose whether or not they are currently exercisable.

            (c) Payment. Payment for the Stock purchased under the Plan shall be effected through the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the purchase period and shall terminate with the pay day ending with or immediately prior to the last business day of such purchase period. The amounts so collected shall be credited to the Participant's individual account under the Plan, but no interest shall be paid on the balance from time to time outstanding in the account. The collected amounts shall not be required to be held in any segregated account or trust fund and may be commingled with the Company's general assets and used for any corporate purpose.

            (d) Termination of Purchase Rights.

                (i) A Participant may terminate his or her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designee) at least two business days before the last business day of any purchase period. No further payroll deductions shall be collected from the Participant with respect to such purchase right, and the Participant shall have the following election with respect to any payroll deductions made by such individual with respect to such purchase right: (A) have the Company refund those payroll deductions or (B) have such payroll deductions held for the purchase of shares at the end of the purchase period. If no such election is made, then such payroll deductions shall automatically be refunded at the end of such purchase period. Immediately following the refund or purchase of shares, the purchase right shall terminate.

                (ii) The request for termination shall be irrevocable with respect to the particular purchase right to which it pertains, and the Participant may not subsequently rejoin the purchase period covered by such right.

            (e) Termination of Service.

                (i) Except as set forth in Paragraph VII(e)(ii) below, if a
            Participant ceases to be an Eligible Employee while his or her purchase right remains outstanding, then such purchase right shall immediately terminate, and all sums previously collected from the Participant during the purchase period in which such termination occurs shall be refunded (without interest) to the Participant.

                (ii) Should the Participant die or become Permanently Disabled or should the Participant cease active employment by reason of a leave of absence taken in accordance with the Company's leave of absence policy, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until the end of the purchase period in which the Participant dies or becomes Permanently Disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his or her cessation of employment or at the commencement of such leave or (ii) have such funds held for the purchase of shares at the end of such purchase period. If no such election is made, then such funds shall automatically be held for the purchase of shares at the end of such purchase period. In no event, however, shall any further payroll deductions be added to the Participant's account following his or her cessation of employment or the commencement of such leave. Upon the Participant's return to active employment of twenty (20) hours a week (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Company is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable
            (x) or (y) time period will no longer be an Eligible Employee for purposes of subsequent participation in the Plan, will receive a refund (without interest) of the payroll deductions that the Participant made during that purchase period with respect to such purchase right not previously exercised, and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the first day of the new purchase period once he or she qualifies as an Eligible Employee.

            (f) Stock Purchase. The Stock subject to the purchase right of each Participant (other than Participants whose payroll deductions have been refunded in accordance with Section VII(d) or (e) above) shall be automatically purchased on the Participant's behalf on the last business day of the purchase period. The purchase shall be effected by applying the amount credited to each Participant's account on the last business day of the purchase period to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for such purchase period. Any amount remaining in the Participant's account after such application shall be refunded.

            (g) Proration of Purchase Rights. Should the total number of shares of Stock that are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants.

            (h) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to shares covered by his or her outstanding purchase right under the Plan until the shares are actually purchased on the Participant's behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

            (i) Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

            (j) Notice of Disqualifying Disposition. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale proceeds.

            (k) Merger or Liquidation of Company. In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger, reorganization or similar transaction (other than a reorganization effected primarily to change the State in which the Company is incorporated) or in the event the Company is liquidated (a "Change in Control"), each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the purchase period in which such Change in Control occurs to the purchase of whole shares of Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Stock on the first day of the purchase period in which such Change in Control occurs or (ii) the Fair Market Value per share of Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Stock purchasable per Participant shall continue to apply to any such purchase. Any amount not applied to the purchase of Stock by reason of the Section VII(b) limitation on the maximum number of purchasable shares shall be refunded. The Company shall use its best efforts to provide at least ten (10) days' prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

VIII. ACCRUAL LIMITATIONS

            (a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to acquire Stock accrued under other purchase rights granted to the Participant under this Plan and (ii) similar rights accrued by the Participant under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of Stock of the Company or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

            (b) For purposes of applying the accrual limitations of Section VIII(a), the right to acquire Stock pursuant to each purchase right granted under the Plan shall accrue as follows:

                (i) The right to acquire Stock under each such purchase right shall accrue when the purchase right first becomes exercisable on the last business day of the purchase period for which such right is granted.

                (ii) To the extent the Participant's purchase right does not, by reason of the Section VIII(a) limitations, accrue on the last business day of the particular purchase period for which such right is granted, then the payroll deductions that the Participant made during that purchase period with respect to such purchase right shall be refunded.

            (c) In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX. AMENDMENT AND TERMINATION

        The Board may from time to time alter, amend, suspend or discontinue the Plan to become effective immediately following the close of a purchase period; provided, however, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Company will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Date be subsequently revised so as to require the Company to recognize compensation expense in the absence of such amendment or termination. The Board may not, without the approval of the Company's stockholders, increase the number of shares issuable under the Plan (provided, however, the Plan Administrator shall have the authority to effect adjustments pursuant to Section VI(b) without stockholder approval), or modify the requirements for eligibility to participate in the Plan.

X. GENERAL PROVISIONS

        (a) Effective Date. The Plan became effective on the Effective Date. On June 15, 1992, the Board approved a restatement of the Plan, to be effective as of October 1, 1992. The restatement was approved by the Company's stockholders at the 1992 Annual Meeting. On May 4, 1994, the Board approved an amendment to the Plan to increase the aggregate number of shares issuable over the term thereof from 100,000 to 150,000 shares. The amendment was approved by the Company's stockholders at the 1994 Annual Meeting. In June 1997, the Board approved another amendment to the Plan to increase the aggregate number of shares issuable over the term thereof from 150,000 to 250,000 shares. The amendment was approved by the Company's stockholders at the 1997 Annual Meeting. On June 14, 1999, the Company effected a 2-for-1 stock split in the form of a 100 percent stock dividend distributed to stockholders of record as of May 31, 1999. On May 20, 2001, the Board approved amendments to the Plan to (i) effect certain technical revisions to the provisions of the Plan in order to facilitate the administration and interpretation of the Plan, (ii) modify the type of amendments to the Plan which require stockholder approval and (iii) extend the termination date of the Plan by ten years to September 30, 2011, subject to stockholder approval at the 2001 Annual Meeting.

        (b) Termination. The Plan shall terminate upon the EARLIEST of (i) September 30, 2011, if stockholder approval at the 2001 Annual Meeting is obtained, or September 30, 2001, if stockholder approval at the 2001 Annual Meeting is not obtained, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, (iii) the date on which all purchase rights are exercised in connection with a Change in Control or (iv) termination by the Board. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected under the Plan following such termination.

        (c) Costs. All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

        (d) No Employment Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

        (e) Governing Law. The provisions of the Plan shall be governed by the laws of the State of California.

        (f) Annual Statements. To the extent required, the Company shall provide a statement containing the information required by Code Section 6039(a) to Participants no later than January 31st of the calendar year following prior to the calendar year in which they purchase Stock pursuant to the Plan. This notice shall contain the following items of information:

            (i) The name, address, and employer identification number of the corporation transferring the Stock;

            (ii) The name, address, and identifying number of the Participant to whom the share or shares of Stock were transferred;

            (iii) The name and address of the corporation the stock of which is the subject of the option (if other than the corporation transferring the stock);

            (iv) The date the option was granted;

            (v) The date the shares were transferred to the person exercising the option;

            (vi) The fair market value of the Stock at the time the option was exercised;

            (vii) The number of shares of Stock transferred pursuant to the option;

            (viii) The type of option under which the transferred shares were acquired; and

            (ix) The total cost of all the shares.

                                   SCHEDULE A

                             PARTICIPATING COMPANIES


                   CorVel Corporation, a Delaware corporation

             CorVel Healthcare Corporation, a California corporation

                               CORVEL CORPORATION
                                     PROXY
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 2, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on August 2, 2001 and the accompanying Proxy Statement, and appoints V. Gordon Clemons and Jeffrey J. Michael, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of CorVel Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of CorVel Corporation to be held at 2010 Main Street, Suite 1020, Irvine, California, on Thursday, August 2, 2001 at 1:00 p.m. Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. The shares represented by this proxy shall be voted in the following manner:

1. To elect the following directors to serve for a term of one year.

   V. Gordon Clemons      FOR [ ]  WITHHOLDING AUTHORITY [ ]

   Peter E. Flynn         FOR [ ]  WITHHOLDING AUTHORITY [ ]

   Steven J. Hamerslag    FOR [ ]  WITHHOLDING AUTHORITY [ ]

   R. Judd Jessup         FOR [ ]  WITHHOLDING AUTHORITY [ ]

   Jeffrey J. Michael     FOR [ ]  WITHHOLDING AUTHORITY [ ]

2. To approve a series of amendments to the Company's Restated 1988 Executive Stock Option Plan (the "Option Plan") to: (i) clarify the group of employees who are eligible to participate in the Option Plan and (ii) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by 500,000 shares.

                    FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]

3. To approve a series of amendments to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to: (i) modify the type of amendments to the Purchase Plan that require stockholder approval and (ii) extend the termination date of the Purchase Plan by ten years to September 30, 2011.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal 2002.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND THE PROPOSALS SET FORTH ABOVE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2 IF NO SPECIFICATION IS MADE.

                                                        Dated:
                                                        ------------------------

                                                        ------------------------
                                                        (Print name(s) as it
                                                        (they) appear(s) on
                                                        certificate)

                                                        ------------------------
                                                        (Authorized
                                                        Signature(s))
                                                        Please print the name(s)
                                                        appearing on each share
                                                        certificate(s) over
                                                        which you have voting
                                                        authority.

  PLEASE RETURN YOUR EXECUTED PROXY TO U.S. STOCK TRANSFER CORPORATION IN THE
                                    ENCLOSED
                   SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.